As filed with the Securities and Exchange Commission on April 23, 2008


                                                     Registration No. 002-39272

                                                                      811-02162

                      Securities and Exchange Commission

                             Washington, DC 20549

                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                        Pre-Effective Amendment No. [ ]


                      Post-Effective Amendment No. 55 [X]


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]


                             Amendment No. 25 [X]


                       (Check appropriate box or boxes.)

                     General American Separate Account Two

                          (Exact Name of Registrant)

                    General American Life Insurance Company

                              (Name of Depositor)


                 13045 Tesson Ferry Road, St. Louis, MO 63128


        (Address of Depositor's Principal Executive Offices) (Zip Code)

              Depositor's Telephone Number, including Area Code:


                                (314) 843-8700


                                Marie C. Swift

                           Associate General Counsel

                      Metropolitan Life Insurance Company

                              501 Boylston Street

                          Boston, Massachusetts 02117

                    (Name and address of Agent for Service)

            It is proposed that this filing will become effective:

       [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 28, 2008 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Group and Individual Variable Annuity Contracts

CROSS REFERENCE SHEET

(required by Rule 495)

ITEM NO.                                              Location

                         PART A

1.  Cover Page                                        Cover Page

2.  Definitions                                       Index of Special Terms

3.  Synopsis                                          Highlights

4.  Condensed Financial                               Other Information -
    Information                                       Financial Statements;
                                                      Appendix A

5.  General Description of                            Other Information
    Registrant, Depositor,                            The Company; Funds;
    and Portfolio Companies

6.  Deductions and Expenses                           Expenses

7.  General Description of                            The Annuity Contracts
    the Variable Annuity
    Contracts

8.  Annuity Period                                    Annuity Payments

9.  Death Benefit                                     Death Benefit

10. Purchases and Contract                            Purchase
    Value

11. Redemptions                                       Access to Your Money

12. Taxes                                             Taxes

13. Legal Proceedings                                 Legal Proceedings

14. Table of Contents for                             Table of Contents of the
    the Statement of                                  Statement of Additional
    Additional Information                            Information

ITEM NO.                                              Location

                         PART B

15. Cover Page                                        Cover Page

16. Table of Contents                                 Table of Contents

17. General Information and                           Company
    History

18. Services                                          Not Applicable

19. Purchase of Securities                            Distribution
    Being Offered

20. Underwriters                                      Distribution

21. Calculation of
    Performance Data                                  Performance Information

22. Annuity Payments                                  Annuity Provisions

23. Financial Statements                              Financial Statements

                                    PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                              PROSPECTUS FOR THE
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This prospectus describes certain group and individual variable annuity contracts (Contracts) offered by General American Life Insurance Company (General American, we, us, our). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities (TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed or variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact your broker for further details.


The Contracts have a number of investment choices (1 General Account and 8 Investment Funds (the "Funds")). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of Fidelity(R) Variable Insurance Products, Met Investors Series Trust and Metropolitan Series Fund, Inc. which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two (the "Separate Account"). The Separate Account has Divisions, each of which invests in a corresponding Fund.



      FIDELITY(R) VARIABLE INSURANCE PRODUCTS               METROPOLITAN SERIES FUND, INC.
      ------------------------------------                  ------------------------------
Managed by: Fidelity Management & Research Company  Advised by: MetLife Advisers, LLC

            Equity-Income Portfolio                             BlackRock Diversified Portfolio
                                                                BlackRock Large Cap Value Portfolio
            MET INVESTORS SERIES TRUST                          BlackRock Money Market Portfolio
            --------------------------                          Lehman Brothers(R) Aggregate Bond
Advised by: Met Investors Advisory, LLC                           Index Portfolio
                                                                MetLife Stock Index Portfolio
            MFS(R) Research International Portfolio
            Oppenheimer Capital Appreciation
              Portfolio



Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated April 28, 2008). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 34 of this Prospectus.


The Contracts:

   .     are not bank deposits
   .     are not federally insured
   .     are not endorsed by any bank or government agency
   .     are not guaranteed and may be subject to loss of principal

THE SEC HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                APRIL 28, 2008

                               TABLE OF CONTENTS


      INDEX OF SPECIAL TERMS......................................     4

      SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES.................     4

      HIGHLIGHTS..................................................     7

      THE COMPANY.................................................     8

      THE ANNUITY CONTRACTS.......................................     8

      PURCHASE....................................................     9
      Purchase Payments...........................................     9
      Allocation of Purchase Payments.............................     9

      FUNDS.......................................................    10
      Fidelity(R) Variable Insurance Products.....................    10
      Met Investors Series Trust..................................    10
      Metropolitan Series Fund, Inc...............................    10
      Investment Advice...........................................    11
      Share Class of the Funds....................................    13
      The General Account.........................................    13
      Transfers...................................................    14
      Market Timing...............................................    14
      Additions, Deletions and Substitutions......................    16

      EXPENSES....................................................    16
      Surrender Charges (Contingent Deferred Sales Charge)........    16
      Charge-Free Amounts.........................................    16
      Administrative Charge.......................................    16
      Transfer Charge.............................................    17
      Mortality and Expense Risk Charge...........................    17
      Premium and Other Taxes.....................................    17
      Fund Expenses...............................................    17
      Exchange Program............................................    17

      ACCUMULATED VALUE...........................................    18
      Accumulated Value...........................................    18
      Net Investment Factor.......................................    18

      ACCESS TO YOUR MONEY........................................    19
      Surrenders and Partial Withdrawals..........................    19
      Termination Benefits........................................    19

      DEATH BENEFIT...............................................    20
      Death of Contract Owner During the Accumulation Phase.......    20
      Death of Annuitant During the Accumulation Phase............    20
      Death of Contract Owner or Annuitant During the Income Phase    20
      Special Tax Considerations..................................    21
      Avoiding Probate............................................    21

      ANNUITY PAYMENTS............................................    21
      Annuity Income Options......................................    21
      Value of Variable Annuity Payments..........................    23


    FEDERAL INCOME TAX CONSIDERATIONS................................    23
    Taxation of Non-Qualified Contracts..............................    24
    Ownership of the Investments.....................................    26
    Taxation of Qualified Contracts..................................    26
    Possible Tax Law Changes.........................................    30

    PERFORMANCE ADVERTISING..........................................    30

    OTHER INFORMATION................................................    30
    Separate Account Two.............................................    30
    Distributor of the Contracts.....................................    31
    Legal Proceedings................................................    31
    Voting Rights....................................................    31
    Written Notice or Written Request................................    32
    Deferment of Payment.............................................    32
    Ownership........................................................    32
    The Beneficiary..................................................    32
    Assignments......................................................    32
    Financial Statements.............................................    33

    TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.....    34

    APPENDIX A.......................................................    34
    Historical Table of Units and Unit Values for Qualified Plans....    34
    Historical Table of Units and Unit Values for Non-Qualified Plans    34
    Table of Units and Unit Values...................................    35
    Notes on Appendix A..............................................    39

                            INDEX OF SPECIAL TERMS

Because of the complex nature of the Contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.


                                                          PAGE
                                                          ----
                 Accumulation Phase......................   8
                 Annuitant...............................  21
                 Annuity Commencement Date...............  21
                 Annuity Income Options..................  21
                 Annuity Payments........................   8
                 Beneficiary.............................  21
                 Business Day............................  10
                 General Account.........................  13
                 Income Phase............................   8
                 Funds...................................  10
                 Non-Qualified...........................  23
                 Owner...................................  32
                 Purchase Payment........................   9
                 Qualified...............................  23
                 Tax Deferral............................   9


                  SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulated values between investment choices. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES (1)

SURRENDER CHARGES (EXPRESSED AS A PERCENTAGE OF AMOUNT WITHDRAWN) 9% (SEE NOTE
2)

NOTES:


(1) For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments, an administrative charge of $10 per year is imposed during the accumulation phase and a $5 transfer charge is imposed whenever funds are transferred between the General Account and the Separate Account. General American is currently waiving the administrative charge and the transfer charge for Contracts sold prior to May 8, 1982, but reserves the right to charge the fees in the future. No Surrender Charge applies to these Contracts.


(2) The Surrender Charge is expressed as a percentage of the amount withdrawn.

              First Contract Year                    9.00%
              Second Contract Year                   8.00%
              Third Contract Year                    7.00%
              Fourth Contract Year                   6.00% The Surrender Charge is levied only when you withdraw money
              Fifth Contract Year                    5.00% from your Contract. The first 10% of the account value you
              Sixth Contract Year                    4.00% withdraw in any Contract Year will not have a Surrender Charge
              Seventh Contract Year                  3.00% applied to it.
              Eighth Contract Year                   2.00%
              Ninth Contract Year                    1.00%

TRANSFER FEE:                  None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

SEPARATE ACCOUNT ANNUAL FEES
(AS A PERCENTAGE OF THE ACCUMULATED VALUE OF YOUR CONTRACT)


             Mortality and Expense Risk Charge:      1.00%/(1)(2)/
                                                     ----
             TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.00%



(1) For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.
(2) We will waive the following amount of the Mortality and Expense Risk
Charge: the amount, if any, equal to the underlying Fund expenses that are in excess of the indicated percentages for the Divisions investing in each of the following portfolios: .68% for the Division investing in the Oppenheimer Capital Appreciation Portfolio--Class A; and .88% for the Division investing in the MFS(R) Research International Portfolio--Class A.


The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the Prospectuses for the Funds and in the following tables.

RANGE OF FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                         MINIMUM MAXIMUM
                                                         ------- -------
       Total Annual Fund Operating Expenses
       (Expenses that are deducted from a Fund's assets,
       including management fees, distribution and/or
       service (12b-1 fees), and other expenses)           .29%    .79%

The following table shows the annual operating expenses for each Fund for the year ended December 31, 2007, before and after any applicable contractual expense subsidy or expense deferral arrangement:


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS) (1)


                                                              ACQUIRED    GROSS   CONTRACTUAL  NET TOTAL
                                                             FUND FEES    TOTAL     EXPENSE   CONTRACTUAL
                                        MANAGEMENT  OTHER       AND       ANNUAL  SUBSIDY OR     ANNUAL
                                           FEES    EXPENSES EXPENSES (2) EXPENSES  DEFERRAL   EXPENSES (3)
                                        ---------- -------- ------------ -------- ----------- ------------

FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS /(4)/
Equity-Income Portfolio                    .46%      .09%        0%        .55%         0%        .55%

MET INVESTORS SERIES
  TRUST /(5)/
MFS(R) Research International Portfolio    .70%      .09%        0%        .79%         0%        .79%
Oppenheimer Capital Appreciation
  Portfolio                                .58%      .04%        0%        .62%         0%        .62%
METROPOLITAN SERIES FUND,
  INC. /(6)/
BlackRock Diversified Portfolio            .44%      .06%        0%        .50%         0%        .50%
BlackRock Large Cap Value Portfolio        .68%      .06%        0%        .74%         0%        .74%
BlackRock Money Market Portfolio /(7)/     .33%      .07%        0%        .40%       .01%        .39%
Lehman Brothers Aggregate Bond                         .
  Index Portfolio /(8)/                    .25%      .05%        0%        .30%       .01%        .29%
MetLife Stock Index Portfolio /(9)/        .25%      .04%        0%        .29%       .01%        .28%


NOTES:


(1) The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

(2) Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying Funds.

(3) Net Total Contractual Annual Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

(4) Fidelity Research & Management Company is the investment manager of the Fidelity(R) Variable Insurance Products.

(5) Our affiliate, Met Investors Advisory, LLC ("Met Investors Advisory"), is the investment adviser for the Portfolios of the Met Investors Series Trust.

(6) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), is the investment adviser for the Portfolios of the Metropolitan Series Fund, Inc.

(7) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(8) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

(9) MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.


EXAMPLES:

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. (1)

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
                  (a) MAXIMUM: $1,017 $1,254  $1,493   $2,098
                  (b) MINIMUM: $  971 $1,110  $1,245   $1,552


(2) If you do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
                  (a) MAXIMUM:  $182   $563    $968    $2,098
                  (b) MINIMUM:  $131   $409    $707    $1,552


For Contracts issued prior to May 1, 1982:

(1) If you surrender your Contract, do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
                  (a) MAXIMUM:  $679   $603    $989    $1,899
                  (b) MINIMUM:  $530   $450    $758    $1,474


Please remember that the Examples are simply illustrations and do not reflect past or future expenses. Your actual expenses may be higher or lower than those reflected in the Examples. Similarly your rate of return may be more or less than the 5% assumed in the Examples.

NOTE:

(1) The Examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Condensed financial information containing the Accumulation Unit Value history appears at the end of this Prospectus in Appendix A.

                                  HIGHLIGHTS

The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.

FREE LOOK. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.

TAX PENALTY. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

INQUIRIES. If you need more information or require assistance after you purchase a Contract, please contact us at:

   General American's Variable Annuity Administration Department
   P.O. Box 19098
   Greenville, SC 29602-9098
   (800) 449-6447.

All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.

SUBSEQUENT PURCHASE PAYMENTS. All subsequent purchase payments should be mailed to:

   General American's Variable Annuity Administration Department
   P.O. Box 19098
   Greenville, SC 29602-9098.


IF YOU SEND YOUR PURCHASE PAYMENTS OR TRANSACTION REQUESTS TO AN ADDRESS OTHER THAN THE ONE WE HAVE DESIGNATED FOR RECEIPT OF SUCH PURCHASE PAYMENTS OR REQUESTS, WE MAY RETURN THE PURCHASE PAYMENT TO YOU, OR THERE MAY BE A DELAY IN APPLYING THE PURCHASE PAYMENT OR TRANSACTION TO YOUR CONTRACT.


                                  THE COMPANY

We are an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166-0188. We are licensed to sell life insurance in 49 states, the District of Columbia and in Puerto Rico. Our Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

We conduct a conventional life insurance business. Assets derived from our business should be considered by purchasers of variable annuity contracts only as bearing upon our ability to meet our obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Account.

                             THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity Contracts that we are offering.

An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of ANNUITY PAYMENTS, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your Contract enters the INCOME PHASE.

The Contract benefits from tax deferral. TAX DEFERRAL means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.

The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, Individual Retirement Annuity
(IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.

                                   PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

PURCHASE PAYMENTS


The minimum initial PURCHASE PAYMENT permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1,200. Any purchase payments in excess of this amount will be accepted only after our prior approval.


Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at any time during the accumulation phase so long as the annuitant is living.

We accept purchase payments made by check or cashier's check. We also accept purchase payments in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We do not accept cash, money orders or travelers checks. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money" below.)

You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.


QUALIFIED CONTRACTS UNDER SECTION 403(B). If your Contract was issued as a Qualified Contract under Section 403(b) of the Code in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments (if permitted) as significant adverse tax consequences may result from such additional payments. (See "Federal Income Tax Considerations.")



ALLOCATION OF PURCHASE PAYMENTS

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, which total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.

If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.

Our BUSINESS DAYS are each day when both the New York Stock Exchange and we are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

                                     FUNDS


The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the FUNDS listed below. The Funds are managed by investment advisers. Additional Funds may be made available in the future.


Each of these Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS


EQUITY-INCOME PORTFOLIO

The Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500/SM/ Index (S&P 500(R)).

MET INVESTORS SERIES TRUST

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

The MFS(R) Research International Portfolio seeks capital appreciation.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

The Oppenheimer Capital Appreciation Portfolio seeks capital appreciation.


METROPOLITAN SERIES FUND, INC.

BLACKROCK DIVERSIFIED PORTFOLIO


The BlackRock Diversified Portfolio seeks high total return while attempting to limit investment risk and preserve capital.


BLACKROCK LARGE CAP VALUE PORTFOLIO


The BlackRock Large Cap Value Portfolio seeks long-term growth of capital.

BLACKROCK MONEY MARKET PORTFOLIO


The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.


During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO


The Lehman Brothers(R) Aggregate Bond Index Portfolio seeks to equal the performance of the Lehman Brothers(R) Aggregate Bond Index.


METLIFE STOCK INDEX PORTFOLIO


The MetLife Stock Index Portfolio seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").


The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain investment advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

INVESTMENT ADVICE

FIDELITY(R) VARIABLE INSURANCE PRODUCTS


Fidelity Management & Research Company serves as Investment Manager. For more information about the investment manager, see the Fidelity(R) Variable Insurance Products prospectus attached at the end of this prospectus, and its Statement of Additional Information.

MET INVESTORS SERIES TRUST

Met Investors Advisory, LLC ("Met Investors Advisory"), an affiliate of General American, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the subadviser of each Portfolio. Met Investors Advisory oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

                     PORTFOLIO                 SUBADVISER
                     ---------                 ----------
              MFS(R) Research           Massachusetts Financial
                International Portfolio   Services Company

              Oppenheimer Capital
                Appreciation Portfolio  OppenheimerFunds, Inc.



For more information regarding the investment adviser and the subadvisers of the Met Investors Series Trust portfolios, see the Statement of Additional Information about the Contracts, and also see the Met Investors Series Trust prospectus attached at the end of this prospectus, and its Statement of Additional Information.


METROPOLITAN SERIES FUND, INC.

MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of General American, serves as Investment Adviser for each Portfolio of the Metropolitan Series Fund, Inc. The chart below shows the subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


                     PORTFOLIO                 SUBADVISER
                     ---------                 ----------
              BlackRock Diversified
                Portfolio               BlackRock Advisors, LLC

              BlackRock Large Cap
                Value Portfolio         BlackRock Advisors, LLC

              BlackRock Money Market
                Portfolio               BlackRock Advisors, LLC

              Lehman Brothers(R)
                Aggregate Bond Index    MetLife Investment
                Portfolio                 Advisors Company, LLC

              MetLife Stock Index       MetLife Investment
                Portfolio                 Advisors Company, LLC



For more information regarding the investment adviser and the subadvisers of the Metropolitan Series Fund, Inc. portfolios, see the Statement of Additional Information about the Contracts, and also see the Metropolitan Series Fund, Inc. prospectus attached at the end of this prospectus, and its Statement of Additional Information.


You can also get information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS


An investment adviser (other than our affiliates Met Investors Advisory, LLC and MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to General American (the "Company") and/or certain of its affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.10% for this Contract.


Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers Met Investors Advisory, LLC and MetLife Advisers, LLC, which are formed as a "limited liability companies". Our ownership interests in Met Investors Advisory, LLC and MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Separate Account Table of Fees and Expenses" (annual operating expenses for the Funds), for information on the management fees paid by the Funds and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.)

We select the Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Funds based on recommendations made by selling firms. These selling firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Underlying Funds.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

SHARE CLASS OF THE FUNDS


The Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:


   . For the Fidelity(R) Variable Insurance Products Fund, we offer Initial Class shares.

   . For the Met Investors Series Trust, we offer Class A shares of the available Funds.

   . For the Metropolitan Series Fund, Inc., we offer Class A shares of the available Funds.

THE GENERAL ACCOUNT


If you elect the GENERAL ACCOUNT (the general assets of the insurance company other than separate account assets), we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account. Where permitted by state law, we also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract.

TRANSFERS

You may transfer amounts as follows:

    1.   Between the General Account and one or more of the Funds; or
    2.   Among the Funds.

These transfers will be subject to the following rules:

    1. Transfers must be made by written request. We also permit transfer requests by telephone, provided we have a Telephone Authorization Form in good order completed by you.
    2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.
    3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.


We reserve the right to restrict transfers out of the General Account with respect to timing, frequency and amount. Currently, we are not imposing these limits but we may reimpose them at any time.


We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

MARKET TIMING

Frequent requests from Contract owners to transfer Contract value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the MFS(R) Research International Portfolio--the "Monitored Fund") and we monitor transfer activity in the Monitored Fund. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Fund within given periods of time. For example, we currently monitor transfer activity of the Monitored Fund to determine if, in a three-month period there were two or more "round trips" of a certain dollar amount. A round-trip generally is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount will trigger the transfer restrictions described below.


We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case- by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Fund that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Fund or other identified Funds under that Contract to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Fund.


In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Fund prospectuses for more details.

ADDITIONS, DELETIONS AND SUBSTITUTIONS

We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.

                                   EXPENSES

There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:

SURRENDER CHARGES (CONTINGENT DEFERRED SALES CHARGE)

For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                               SURRENDER CHARGE

                 NUMBER OF COMPLETE YEARS     PERCENTAGE CHARGE
               SINCE PURCHASING THE CONTRACT ON AMOUNT WITHDRAWN
               ----------------------------- -------------------
                            0-1                      9%
                             2                       8%
                             3                       7%
                             4                       6%
                             5                       5%
                             6                       4%
                             7                       3%
                             8                       2%
                             9                       1%


A Surrender Charge will be imposed in the event of certain partial and full surrenders (including surrenders pursuant to a request to divide the assets of the Contract due to divorce).


Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.

The surrender charge will never exceed 9% of total net purchase payments.

CHARGE-FREE AMOUNTS

If a Contract is within the nine year surrender charge period (the first nine Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year.

ADMINISTRATIVE CHARGE


For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase. We are currently waiving this administrative charge, but reserve the right to impose the charge in the future.

TRANSFER CHARGE


For Contracts sold prior to May of 1982, a $5 charge is imposed whenever Funds are transferred between the General Account and the Separate Account. We are currently waiving this transfer charge, but we reserve the right to impose the charge in the future.


MORTALITY AND EXPENSE RISK CHARGE

During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually. (For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.)

The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.

We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

PREMIUM AND OTHER TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we will deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.

We also reserve the right to deduct from purchase payments, accumulated value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the accumulated value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds, which are described in the attached Fund prospectuses.

EXCHANGE PROGRAM


You may be eligible to exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by one of our affiliated insurance companies. If you choose to so exchange your Contract, our affiliate will waive any otherwise applicable withdrawal charges with respect to the new contract's value that is attributable to the exchanged assets. Any additional purchase payments contributed to the new contract will be subject to all fees and charges including the withdrawal charge.


                               ACCUMULATED VALUE

The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.

ACCUMULATED VALUE

During the accumulation phase, the value of the variable portion of your Contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.

Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:

    1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus
    2. Any purchase payments received during the current business day which are allocated to the Fund; plus
    3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus
    4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus
    5. Any partial withdrawals from the Fund during the current business day; minus
    6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:

    1.   The value of the assets at the end of the preceding business day; plus
    2. The investment income and capital gains--realized or unrealized--credited to the assets for the business day for which the Net Investment Factor is being determined; minus
    3. The capital losses, realized or unrealized, charged against those assets during the business day; minus
    4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance of each Fund; minus
    5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by
    6.   The value of the assets at the end of the preceding business day.

The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.

For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Division of the Separate Account that invests in the BlackRock Large Cap Value Portfolio will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the BlackRock Large Cap Value Portfolio) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization. (See "Separate Account Table of Fees and Expenses.")

                             ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

   .     by making a withdrawal (either a partial or a complete withdrawal);
   .     when a death benefit is paid; or
   .     by electing to receive annuity payments.

We may withhold payment of surrender, withdrawal or, if applicable, loan proceeds if any portion of those proceeds would be derived from a personal check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SURRENDERS AND PARTIAL WITHDRAWALS

You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.

The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE. YOUR ABILITY TO MAKE WITHDRAWALS FROM CERTAIN QUALIFIED CONTRACTS MAY BE RESTRICTED BY FEDERAL TAX LAW OR THE TERMS OF YOUR RETIREMENT PLAN.

TERMINATION BENEFITS

If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:

   . to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or
   . to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or

   . to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or
   . to convert to an Individual Variable Annuity Contract, if appropriate; individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.

Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other qualified Contract.

                                 DEATH BENEFIT

DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PHASE

If you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:

   . Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract) . Any amount remaining unpaid under Annuity Income Option 6 or Option 7 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.
   . Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.


Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law.


DEATH OF ANNUITANT DURING THE ACCUMULATION PHASE

When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Owner explained above.

If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.

DEATH OF CONTRACT OWNER OR ANNUITANT DURING THE INCOME PHASE

If you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.

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

SPECIAL TAX CONSIDERATIONS

There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.

The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

AVOIDING PROBATE

In most cases, when you die, the person you choose as your BENEFICIARY will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

                               ANNUITY PAYMENTS

Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the ANNUITY COMMENCEMENT DATE. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change either at any time before the Annuity Commencement Date with 30 days notice to us.

The ANNUITANT is the person whose life we look to when we make annuity payments.

ANNUITY INCOME OPTIONS

The ANNUITY INCOME OPTIONS, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.

The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.

The following options are available:

   OPTION 1 - Life Annuity - Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

   OPTION 2 - Life Annuity with 60, 120, 180, or 240 Monthly Payments Guaranteed - Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

   OPTION 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where
   (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

   For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.

   OPTION 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

   OPTION 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   OPTION 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   OPTION 7 - Interest Income (may be available to Non-qualified Annuities only) - Under this option, you can place your accumulated value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.

With respect to any Option not involving a life contingency (e.g., Option 5 Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract. Options not involving a life contingency may not always satisfy minimum required distribution rules for qualified Contracts. Consult a tax advisor.

There may be tax consequences resulting from the election of an annuity payment containing a commutation feature (i.e. an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Considerations.")

VALUE OF VARIABLE ANNUITY PAYMENTS

The dollar amount of your payment from the Fund(s) will depend upon four things:

   .     the value of your Contract in the Fund(s) on the Annuity Commencement
         Date;
   .     the 4% assumed investment rate used in the annuity table for the
         Contract;
   .     the performance of the Funds you selected; and
   . if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information.

                       FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate (currently 15%) applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974). If the Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. Consult your tax advisor.

The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Funds to foreign jurisdictions.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a non-qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a qualified Contract can be zero.

PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a non-qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

   .     made on or after the taxpayer reaches age 59 1/2;
   .     made on or after the death of an Owner;
   .     attributable to the taxpayer's becoming disabled;
   . made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or
   . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. We will treat the application of less than your entire Contract value under a non-qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the Contract when the income stream is terminated. The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between fixed interest options and variable investment sub-accounts as well as transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

The death benefit under an annuity is generally taxable to the recipient beneficiary or other payee, such as your estate, in the same manner as distributions made to the Contract owner (using the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date as defined under the income tax regulations, we must make payment of your entire interest in the Contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract.

It is conceivable that amounts charged for any guaranteed minimum death benefit could be considered to be deemed distributions resulting in taxable income under a non-qualified annuity contract. However, we will treat such benefits and charges as an integral part of the annuity Contract, and not as a taxable distribution. We reserve the right to change our reporting policies if required by the IRS or based on any future IRS guidance (whether formal or informal).

At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments. Consult your tax advisor prior to partially annuitizing your Contract.

Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified Contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable. Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract owner. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. The tax law provides that all non-qualified deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In addition, because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract. Such Contracts must generally be for the exclusive benefit of the participant and his or her designated beneficiary(ies), and must be nonforfeitable, nontransferable and nonassignable.


Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2008, $5,000 plus, for Owners age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies.


Traditional IRAs, Simple IRAs and Roth IRAs may not invest in life insurance. Your Contract may permit death benefits that exceed the greater of premiums (contributions) paid or Contract value on the date of your death. It is conceivable that such benefits could be considered life insurance which could result in the disqualification of the IRA and the current taxation of all or a portion of the Contract value. However, the final Treasury Regulations with respect to required minimum distributions appear to treat such benefits as part of the IRA annuity and which value is subject to minimum distribution requirements rather than as separate life insurance or incidental death benefits. Consult your tax advisor prior to purchase.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, a severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Recently, the IRS announced new regulations affecting 403(b) plans and arrangements. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations are generally effective

January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments.


Section 457(b) Plans: an eligible Section 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer which must be a tax-exempt entity under Section 501(c) of the Code. In general, all amounts received under
Section 457(b) plans are taxable and are subject to federal income tax withholding as wages.

LOANS. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.

Qualified Contracts (including Contracts under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of contract value, as well as all living benefits) must be added to the contract value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax advisor as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the Contract owner and/or Annuitant of a qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified Contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased owner would have attained age 70 1/2, or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions.

The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.

Distributions from qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans. NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403 (B), 457 PLANS AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, permissible contribution limits for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax adviser regarding this issue.


TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:

..    The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

..    The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

..    The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                            PERFORMANCE ADVERTISING

We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the mortality and expense risk charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense risk charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                               OTHER INFORMATION

SEPARATE ACCOUNT TWO

We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 on January 25, 1971.

Purchase payments are received into the Separate Account from qualified and non-qualified individual and group variable annuity Contracts. Such payments are pooled together and invested separately from the General Account of General American. The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other contracts we may issue.

DISTRIBUTOR OF THE CONTRACTS


MetLife Investors Distribution Company ("MLIDC"), 5 Park Plaza, Suite 1900, Irvine, CA 92614 (formerly named General American Distributors, Inc., located at 700 Market Street, St. Louis, Missouri 63101) is a member of the Financial Industry Regulatory Authority (FINRA). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at wwww.finra.org.

MLIDC is the principal underwriter and distributor of the Contracts. It has entered into contracts with various affiliated broker-dealers and registered representatives to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.25% of purchase payments for such Contracts, under normal circumstances.


Sales representatives and their Managing Partners of the distributor (and the sales representatives and managers of our affiliates) may also be eligible for additional cash and non-cash compensation such as bonuses, equity awards (for example stock options), training allowances, supplemental salary, payments based on a percentage of contract value, financing arrangements, marketing support, medical and retirement benefits, other insurance and non-insurance related benefits as well as participating in programs that offer such items as conferences, trips, prizes and awards. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by General American and its affiliates.

LEGAL PROCEEDINGS


In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC's order without admitting or denying the findings. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.


VOTING RIGHTS

We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain instructions from you and other owners as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

WRITTEN NOTICE OR WRITTEN REQUEST

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.

DEFERMENT OF PAYMENT

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

    1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);
    2.   trading on the New York Stock Exchange is restricted;
    3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;
    4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

OWNERSHIP

You, as the OWNER of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.

THE BENEFICIARY

The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued, unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.

A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.

ASSIGNMENTS

With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless: (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.

With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.


AN ASSIGNMENT MAY BE A TAXABLE EVENT.


FINANCIAL STATEMENTS


Financial statements for the Separate Account have been included in the Statement of Additional Information.

The consolidated financial statements for General American (as well as the auditors' report thereon) have also been included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

               Company
               Independent Registered Public Accounting Firm
               Distribution
               Performance Information
               Investment Advice
               Tax Status of the Contracts
               Annuity Provisions
               General Matters
               Safekeeping of Account Assets
               State Regulation
               Records and Reports
               Other Information
               Financial Statements

                                  APPENDIX A

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR QUALIFIED PLANS

                                1980   1981   1982   1983   1984   1985   1986   1987   1988
                               ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period            $ 8.23 $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03
End of period                  $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03 $21.30*
Number of units outstanding at
  end of period (in thousands)    175    169    138    162    162    148    170    255    263*

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR NON-QUALIFIED PLANS

                                1980   1981   1982   1983   1984   1985   1986   1987   1988
                               ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period            $ 9.30 $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80
End of period                  $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80 $23.18*
Number of units outstanding at
  end of period (in thousands)     27     49     50     52     50     48     49     49     28*

-------------
* Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.

TABLE OF UNITS AND UNIT VALUES

This Table shows unit values and the number of units of the Separate Account that were invested in the Funds of Metropolitan Series Fund, Inc. and Variable Insurance Products Fund. There can be no assurance that the investment experience of the underlying Funds in the future will be comparable to past experience.


                               ACCUMULATION                QUALIFIED PLAN   NONQUALIFIED PLAN
                                UNIT VALUE  ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
                                BEGINNING    UNIT VALUE     END OF PERIOD     END OF PERIOD
                                OF PERIOD*  END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
                               ------------ ------------- ----------------- -----------------
METLIFE STOCK INDEX DIVISION**
2007                              66.03         68.79            295               106
2006                              57.76         66.03            344               124
2005                              55.76         57.76            427               156
2004                              50.95         55.76            495               201
2003                              40.14         50.95            577               215
2002                              52.05         40.14            631               249
2001                              59.74         52.05            738               290
2000                              66.06         59.74            860               321
1999                              55.35         66.06            968               340
1998                              43.62         55.35            987               342
1997                              33.17         43.62            935               366
1996                              27.27         33.17            808               325
1995                              20.12         27.27            657               297
1994                              20.09         20.12            636               265
1993                              18.48         20.09            599               241
1992                              17.37         18.48            366               152
1991                              13.47         17.37            236               109
1990                              14.15         13.47            133                67
1989                              11.01         14.15             97                23
1988                              10.00         11.01             36                 7

BLACKROCK MONEY MARKET DIVISION+
(FORMERLY STATE STREET RESEARCH MONEY MARKET DIVISION)
2007                              19.90         20.70             40                11
2006                              19.18         19.90             40                10
2005                              18.83         19.18             48                11
2004                              18.83         18.83             50                13
2003                              18.86         18.83             81                 9
2002                              18.74         18.86            105                33
2001                              18.19         18.74            192                28
2000                              17.26         18.19            139                26
1999                              16.57         17.26            228                69
1998                              15.85         16.57            124                79
1997                              15.14         15.85            102                74
1996                              14.50         15.14            117                62
1995                              13.82         14.50            106                57
1994                              13.39         13.82             93                58
1993                              13.12         13.39            115                73
1992                              12.78         13.12            181                85
1991                              12.16         12.78            179               101
1990                              11.33         12.16            188                79
1989                              10.44         11.33             28                15
1988                              10.00         10.44              6                 5

                                       ACCUMULATION                QUALIFIED PLAN   NONQUALIFIED PLAN
                                        UNIT VALUE  ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
                                        BEGINNING    UNIT VALUE     END OF PERIOD     END OF PERIOD
                                        OF PERIOD*  END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
                                       ------------ ------------- ----------------- -----------------
LEHMAN BROTHERS BOND INDEX DIVISION***
2007                                       29.01        30.69             82                 0
2006                                       28.14        29.01             84                 0
2005                                       27.84        28.14            103                 0
2004                                       27.02        27.84            122                 0
2003                                       26.32        27.02            105                48
2002                                       24.01        26.32            124                55
2001                                       22.37        24.01            137                62
2000                                       20.16        22.37            130                52
1999                                       20.97        20.16            148                60
1998                                       19.50        20.97            200                75
1997                                       18.01        19.50            163                80
1996                                       17.66        18.01            163                70
1995                                       14.99        17.66            146                85
1994                                       15.78        14.99            146                58
1993                                       14.43        15.78            161                61
1992                                       13.68        14.43            116                48
1991                                       12.12        13.68             50                67
1990                                       11.22        12.12             33                58
1989                                       10.27        11.22             22                17
1988                                       10.00        10.27              5                 2

BLACKROCK LARGE CAP VALUE DIVISION QUALIFIED****
(FORMERLY STATE STREET RESEARCH LARGE CAP VALUE DIVISION QUALIFIED)
2007                                      136.62       140.20             35                 0
2006                                      115.36       136.62             40               N/A
2005                                      109.66       115.36             45               N/A
2004                                       97.43       109.66             52               N/A
2003                                       72.29        97.43             56               N/A
2002                                       94.99        72.29             60               N/A
2001                                       94.14        94.99             69               N/A
2000                                       84.35        94.14             80               N/A
1999                                       82.60        84.35            106               N/A
1998                                       72.99        82.60            126               N/A
1997                                       59.73        72.99            136               N/A
1996                                       49.83        59.73            153               N/A
1995                                       37.68        49.83            164               N/A
1994                                       39.42        37.68            188               N/A
1993                                       36.54        39.42            210               N/A
1992                                       34.56        36.54            217               N/A
1991                                       27.62        34.56            216               N/A
1990                                       28.73        27.62            192               N/A
1989                                       22.11        28.73            194               N/A
1988                                       21.30        22.11            207               N/A

              ACCUMULATION                QUALIFIED PLAN   NONQUALIFIED PLAN
               UNIT VALUE  ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
               BEGINNING    UNIT VALUE     END OF PERIOD     END OF PERIOD
               OF PERIOD*  END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
              ------------ ------------- ----------------- -----------------
      BLACKROCK LARGE CAP VALUE DIVISION NONQUALIFIED****
      (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE DIVISION NONQUALIFIED)
      2007       148.67       152.56            N/A                0
      2006       125.53       148.67            N/A                0
      2005       119.33       125.53            N/A                0
      2004       106.02       119.33            N/A                0
      2003        78.66       106.02            N/A                0
      2002       103.37        78.66            N/A                1
      2001       102.45       103.37            N/A                1
      2000        91.79       102.45            N/A                1
      1999        89.89        91.79            N/A                1
      1998        79.43        89.89            N/A                1
      1997        64.99        79.43            N/A                2
      1996        54.22        64.99            N/A                2
      1995        41.00        54.22            N/A               17
      1994        42.90        41.00            N/A               20
      1993        39.76        42.90            N/A               24
      1992        37.61        39.76            N/A               25
      1991        30.05        37.61            N/A               25
      1990        31.27        30.05            N/A               25
      1989        24.06        31.27            N/A               25
      1988        23.18        24.06            N/A               26

      BLACKROCK LARGE CAP VALUE DIVISION 88 SERIES****
      (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE DIVISION 88 SERIES)
      2007        69.67        71.32             90                0
      2006        58.98        69.67            104                0
      2005        56.20        58.98            118                0
      2004        50.06        56.20            138                1
      2003        37.22        50.06            130               30
      2002        48.96        37.22            152               35
      2001        48.57        48.96            174               42
      2000        43.56        48.57            190               44
      1999        42.70        43.56            246               49
      1998        37.77        42.70            266               54
      1997        30.94        37.77            280               67
      1996        25.84        30.94            240               58
      1995        19.56        25.84            215               75
      1994        20.48        19.56            204               68
      1993        19.00        20.48            197               56
      1992        17.99        19.00            158               40
      1991        14.39        17.99            101               27
      1990        14.99        14.39             56               20
      1989        11.54        14.99             21                7
      1988        10.83        11.54              6                0

                       ACCUMULATION                QUALIFIED PLAN   NONQUALIFIED PLAN
                        UNIT VALUE  ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
                        BEGINNING    UNIT VALUE     END OF PERIOD     END OF PERIOD
                        OF PERIOD*  END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
                       ------------ ------------- ----------------- -----------------
BLACKROCK DIVERSIFIED DIVISION*****
(FORMERLY STATE STREET RESEARCH DIVERSIFIED DIVISION)
2007                      45.60         47.81             167                0
2006                      41.67         45.60             193                0
2005                      40.84         41.67             225                0
2004                      38.02         40.84             352                0
2003                      31.95         38.02             295              104
2002                      37.56         31.95             365              107
2001                      40.60         37.56             416              124
2000                      40.46         40.60             471              139
1999                      33.12         40.46             463              163
1998                      28.38         33.12             487              187
1997                      24.14         28.38             496              187
1996                      21.08         24.14             375              178
1995                      16.52         21.08             317              168
1994                      17.37         16.52             320              180
1993                      16.01         17.37             332              166
1992                      15.16         16.01             223              119
1991                      12.78         15.16             140               66
1990                      12.60         12.78              94               35
1989                      10.61         12.60              33               16
1988                      10.00         10.61               9                4

EQUITY-INCOME DIVISION
2007                      34.82         35.00             225               83
2006                      29.26         34.82             259              106
2005                      27.91         29.26             305              121
2004                      25.28         27.91             365              140
2003                      19.59         25.28             423              157
2002                      23.83         19.59             462              190
2001                      25.32         23.83             535              226
2000                      23.60         25.32             570              252
1999                      22.41         23.60             736              299
1998                      20.27         22.41             868              352
1997                      15.98         20.27             838              351
1996                      14.12         15.98             767              317
1995                      10.55         14.12             552              207
1994                      10.00         10.55             315               82

GROWTH DIVISION
2007                      25.69         32.29             410               74
2006                      24.28         25.69             482               97
2005                      23.18         24.28             568              129
2004                      22.65         23.18             679              194
2003                      17.26         22.65             792              210
2002                      24.89         17.22             862              257
2001                      30.53         24.89             971              300
2000                      34.64         30.53           1,131              342
1999                      25.45         34.64           1,141              341
1998                      18.42         25.45           1,127              342
1997                      15.07         18.42           1,064              343
1996                      13.27         15.07             974              362
1995                       9.90         13.27             646              261
1994                      10.00          9.90             356              116

                  ACCUMULATION                QUALIFIED PLAN   NONQUALIFIED PLAN
                   UNIT VALUE  ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
                   BEGINNING    UNIT VALUE     END OF PERIOD     END OF PERIOD
                   OF PERIOD*  END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
                  ------------ ------------- ----------------- -----------------

OVERSEAS DIVISION
2007                 22.89         26.58             35               144
2006                 19.58         22.89             37               163
2005                 16.61         19.58             42               169
2004                 14.76         16.61             55               201
2003                 10.40         14.76            258                62
2002                 13.18         10.40            279                75
2001                 16.88         13.18            316                90
2000                 21.09         16.88            373               109
1999                 14.93         21.09            348               105
1998                 13.37         14.93            355                98
1997                 12.11         13.37            363               124
1996                 10.80         12.11            346               107
1995                  9.95         10.80            266                77
1994                 10.00          9.95            240                52

-------------

* At the date of first deposits into the Separate Account on May 16, 1988, except for the State Street Research Large Cap Value Division, which began on February 24, 1988; the Equity-Income Division and the Growth Division which began on January 6, 1994; and the Overseas Division which began on January 11, 1994.


** On April 28, 2003, the S&P 500 Index Fund of General American Capital Company merged into the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.

*** On April 28, 2003, the Bond Index Fund of General American Capital Company merged into the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund.

**** On April 28, 2003, the Managed Equity Fund of General American Capital
     Company merged into the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Large Cap Value Portfolio was changed from "State Street Research Large Cap Value Portfolio" effective January 31, 2005.

*****On April 28, 2003, the Asset Allocation Fund of General American Capital
     Company merged into State Street Research Diversified Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Diversified Portfolio was changed from "State Street Research Diversified Portfolio" effective January 31, 2005.

+ On May 1, 2003, the State Street Research Money Market Portfolio became a portfolio of the Metropolitan Series Fund, Inc. by way of a reorganization. On April 28, 2003, the Money Market Fund of General American Capital Company merged into State Street Research Money Market Series of the New England Zenith Fund. Effective May 1, 2003 the series of the New England Zenith Fund reorganized into Portfolios of the Metropolitan Series Fund, Inc. The name of the BlackRock Money Market Portfolio was changed from "State Street Research Money Market Portfolio" effective January 31, 2005.

NOTES ON APPENDIX A

The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.

The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account Two above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through

February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from .25% to a sliding scale with a maximum of .40%, as an annual percentage of net assets. Effective January 6, 2002, the maximum investment advisory fee for these assets was increased to .50%. As shown in the Fee Table, the investment management fee for the BlackRock Large Cap Value Portfolio (formerly the State Street Research Large Cap Value Portfolio) of the Metropolitan Series Fund, Inc. (into which the Managed Equity Fund of General American Capital Company was merged, as noted above) is .70%.


Effective April 28, 2008, the Growth Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of Met Investors Series Trust, and the Overseas Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the MFS(R) Research International Portfolio (Class A) of Met Investors Series Trust.

                      STATEMENT OF ADDITIONAL INFORMATION

                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                      AND

                    GENERAL AMERICAN LIFE INSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 28, 2008, FOR THE GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL
(800) 449-6447 OR WRITE THE COMPANY AT: 13045 TESSON FERRY ROAD, ST. LOUIS, MISSOURI 63128.


THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2008.

                      TABLE OF CONTENTS              PAGE

                      COMPANY.......................    2

                      INDEPENDENT REGISTERED PUBLIC
                      ACCOUNTING FIRM...............    2

                      DISTRIBUTION..................    2

                      PERFORMANCE INFORMATION.......    3

                      INVESTMENT ADVICE.............    4

                      TAX STATUS OF THE CONTRACTS...    5

                      ANNUITY PROVISIONS............    6

                      GENERAL MATTERS...............    7

                      SAFEKEEPING OF ACCOUNT ASSETS.    8

                      STATE REGULATION..............    8

                      RECORDS AND REPORTS...........    8

                      OTHER INFORMATION.............    8

                      FINANCIAL STATEMENTS..........    8

COMPANY

General American Life Insurance Company ("General American," "Company," "we," "our") was originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.


In connection with its acquisition of GenAmerica Corporation, MetLife entered into a net worth maintenance agreement with General American. Under the agreement, as subsequently amended, MetLife agreed, without limitation as to amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2007, the capital and surplus of General American was in excess of these minimum capital and surplus levels. MetLife and General American entered into the agreement in part to enhance and maintain the financial strength of General American as set forth in the agreement. Creditors of General American (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of General American with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to General American. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if General American attains a financial strength rating from each of Standard & Poor's Corp., Moody's Investors Service, Inc., A.M. Best Company and Duff & Phelps Credit Rating Co., without giving weight to the support of the agreement, that is the same as or better than its rating from such agency with such support.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of each of the Divisions of General American Separate Account Two included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The consolidated financial statements of General American Life Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


DISTRIBUTION


MetLife Investors Distribution Company (formerly named General American Distributors, Inc.) ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor was paid underwriting commissions in the aggregate for the years 2005, 2006 and 2007 of $1,557,642, $1,358,248, and $1,199,696 respectively.


The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.

REDUCTION OF THE SURRENDER CHARGE

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

   P(1+T)/n/ = ERV

Where:

   P = a hypothetical initial payment of $1,000
   T = average annual total return
   n = number of years

   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

MONEY MARKET YIELD CALCULATION

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the subaccount (the "Money Market Division") investing in the BlackRock Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the BlackRock Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the BlackRock Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the BlackRock Money Market Division of the Separate Account will be lower than the yield for the BlackRock Money Market Fund.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the BlackRock Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the BlackRock Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The BlackRock Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the BlackRock Money Market Fund, the types and quality of portfolio securities held by the BlackRock Money Market Fund, and its operating expenses.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

INVESTMENT ADVICE


The Separate Account invests in the Portfolios of our affiliates, Met Investors Series Trust and the Metropolitan Series Fund, Inc., and in the Portfolios of Fidelity(R) Variable Insurance Products Fund.

Met Investors Advisory, LLC ("Met Investors Advisory"), as Adviser to the Met Investors Series Trust and MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.


MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to
May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.

MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently known as the BlackRock Money Market Portfolio and formerly, the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

The sub-adviser to the State Street Research Money Market Portfolio (currently known as the BlackRock Money Market Portfolio and formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management

Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005; and BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.

The following is the sub-adviser history of the other relevant Metropolitan Series Fund Portfolios:

Metropolitan Life Insurance Company was the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio and the MetLife Stock Index Portfolio from May 1, 2001 until April 30, 2007, when MetLife Investment Advisors Company, LLC became the sub-adviser.

The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION REQUIREMENTS. Section 817 of the Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner of the Contract from being treated as the owner of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

ANNUITY PROVISIONS

COMPUTATION OF THE VALUE OF AN ANNUITY UNIT

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all Contracts issued on or after May 1, 1982; 3.5% for tax-qualified Contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and (b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all Contracts issued on or after May 1, 1982; .99990575 for tax-qualified Contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified Contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

                            1.00176027  $   10.200000
                            X .99989256  X 1.00165264

                            ----------  -------------
                            1.00165264  $   10.216857

DETERMINATION OF THE AMOUNT OF THE FIRST ANNUITY INSTALLMENT

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the Contract by the number of thousands of dollars of accumulated value of the Contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

DETERMINATION OF THE FLUCTUATING VALUES OF THE ANNUITY INSTALLMENTS

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

FIXED ANNUITY

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

GENERAL MATTERS

PARTICIPATING

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a Contract.

If any divisible surplus is credited to a Contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

JOINT ANNUITANT

The Contract Owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

INCORRECT AGE OR SEX

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

ANNUITY DATA

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

QUARTERLY REPORTS

Quarterly, General American will give the Contract Owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

INCONTESTABILITY

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

OWNERSHIP

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.

REINSTATEMENT

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the Separate Account.

STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the Separate Account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and General American are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
General American Separate Account Two
and the Board of Directors of
General American Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the General American Separate Account Two (the "Separate Account") of General American Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Appendix A as of December 31, 2007, and the related statements of operations for each of the periods in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2007, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                   APPENDIX A

MSF MetLife Stock Index Division
MSF BlackRock Money Market Division
MSF Lehman Brothers Aggregate Bond Index Division
MSF BlackRock Large Cap Value Division
MSF BlackRock Diversified Division
Fidelity VIP Equity-Income Division
Fidelity VIP Growth Division
Fidelity VIP Overseas Division

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007


                                                                                                         MSF
                                                                MSF METLIFE    MSF BLACKROCK       LEHMAN BROTHERS
                                                                STOCK INDEX     MONEY MARKET    AGGREGATE BOND INDEX
                                                                  DIVISION        DIVISION            DIVISION
                                                                -----------    -------------    --------------------
ASSETS:
  Investments at fair value..................................   $27,542,925      $1,058,762          $2,522,388
  Other receivables..........................................            --              --                  --
  Due from General American Life Insurance Company...........            --              --                 363
                                                                -----------      ----------          ----------
       Total Assets..........................................    27,542,925       1,058,762           2,522,751
                                                                -----------      ----------          ----------
LIABILITIES:
  Other payables.............................................            --              --                  --
  Due to General American Life Insurance Company.............        47,857             418                  --
                                                                -----------      ----------          ----------
       Total Liabilities.....................................        47,857             418                  --
                                                                -----------      ----------          ----------
NET ASSETS...................................................   $27,495,068      $1,058,344          $2,522,751
                                                                ===========      ==========          ==========
  Units outstanding..........................................       399,672          51,136              82,201
  Unit value (accumulation)..................................   $     68.79      $    20.70          $    30.69



   The accompanying notes are an integral part of these financial statements.

       MSF BLACKROCK    MSF BLACKROCK    FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
      LARGE CAP VALUE    DIVERSIFIED    EQUITY-INCOME      GROWTH        OVERSEAS
          DIVISION         DIVISION        DIVISION       DIVISION       DIVISION
      ---------------   -------------   -------------   ------------   ------------

       $   11,303,829     $7,982,982     $10,792,786     $15,632,414    $4,751,134
                   --             --              --              --            --
                   --             --              --              --            --
       --------------     ----------     -----------     -----------    ----------
           11,303,829      7,982,982      10,792,786      15,632,414     4,751,134
       --------------     ----------     -----------     -----------    ----------

                   --             --              --              --            --
                7,063            938             939           5,937         5,379
       --------------     ----------     -----------     -----------    ----------
                7,063            938             939           5,937         5,379
       --------------     ----------     -----------     -----------    ----------
       $   11,296,766     $7,982,044     $10,791,847     $15,626,477    $4,745,755
       ==============     ==========     ===========     ===========    ==========
              124,897        166,950         308,377         483,970       178,552
       $71.32-$152.56     $    47.81     $     35.00     $     32.29    $    26.58

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007


                                                         MSF METLIFE    MSF BLACKROCK     MSF LEHMAN BROTHERS
                                                         STOCK INDEX     MONEY MARKET    AGGREGATE BOND INDEX
                                                           DIVISION        DIVISION            DIVISION
                                                         -----------    -------------    --------------------
INVESTMENT INCOME:
  Dividends...........................................   $   317,740       $50,269             $113,520
                                                         -----------       -------             --------
EXPENSES:
  Mortality and expense risk charges..................       301,008        10,217               23,693
  Administrative charges..............................            --            --                   --
                                                         -----------       -------             --------
     Total expenses...................................       301,008        10,217               23,693
                                                         -----------       -------             --------
  Net investment income (loss)........................        16,732        40,052               89,827
                                                         -----------       -------             --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gain distributions.........................       617,648            --                   --
  Realized gains (losses) on sale of investments......     1,884,514            --              (10,006)
                                                         -----------       -------             --------
     Net realized gains (losses)......................     2,502,162            --              (10,006)
                                                         -----------       -------             --------
  Change in unrealized gains (losses) on investments..    (1,229,944)           --               50,991
                                                         -----------       -------             --------
  Net realized and unrealized gains (losses) on
     investments......................................     1,272,218            --               40,985
                                                         -----------       -------             --------
  Net increase (decrease) in net assets resulting from
     operations.......................................   $ 1,288,950       $40,052             $130,812
                                                         ===========       =======             ========




   The accompanying notes are an integral part of these financial statements.

       MSF BLACKROCK     MSF BLACKROCK     FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
      LARGE CAP VALUE     DIVERSIFIED     EQUITY-INCOME       GROWTH         OVERSEAS
          DIVISION          DIVISION         DIVISION        DIVISION        DIVISION
      ---------------    -------------    -------------    ------------    ------------

        $   120,954        $ 219,976       $   205,948      $  127,356       $155,410
        -----------        ---------       -----------      ----------       --------

            108,361           83,769           120,187         153,075         47,718
                 --               --                --              --             --
        -----------        ---------       -----------      ----------       --------
            108,361           83,769           120,187         153,075         47,718
        -----------        ---------       -----------      ----------       --------
             12,593          136,207            85,761         (25,719)       107,692
        -----------        ---------       -----------      ----------       --------

            459,966               --           908,051          12,810        310,108

            848,856          376,609           430,997          86,592        157,769
        -----------        ---------       -----------      ----------       --------
          1,308,822          376,609         1,339,048          99,402        467,877
        -----------        ---------       -----------      ----------       --------
         (1,005,023)        (108,587)       (1,275,486)      3,378,689        126,344
        -----------        ---------       -----------      ----------       --------
            303,799          268,022            63,562       3,478,091        594,221
        -----------        ---------       -----------      ----------       --------
        $   316,392        $ 404,229       $   149,323      $3,452,372       $701,913
        ===========        =========       ===========      ==========       ========


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006


                                                        MSF METLIFE               MSF BLACKROCK          MSF LEHMAN BROTHERS
                                                        STOCK INDEX                MONEY MARKET          AGGREGATE BOND INDEX
                                                          DIVISION                   DIVISION                  DIVISION
                                                 -------------------------   -----------------------   -----------------------
                                                     2007          2006         2007         2006         2007         2006
                                                 -----------   -----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)................   $    16,732   $   335,528   $   40,052   $   37,826   $   89,827   $   91,302
  Net realized gains (losses).................     2,502,162     3,680,934           --           --      (10,006)      (6,928)
  Change in unrealized gains (losses) on
     investments..............................    (1,229,944)      227,990           --           --       50,991       (8,224)
                                                 -----------   -----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from operations..............     1,288,950     4,244,452       40,052       37,826      130,812       76,150
                                                 -----------   -----------   ----------   ----------   ----------   ----------
CONTRACT TRANSACTIONS:
  Purchase payments received from contract
     owners...................................       274,042       368,821       17,696       16,282       14,044       19,591
  Net transfers (including fixed account).....    (1,002,692)     (228,434)      56,186      (22,694)     304,717      (10,392)
  Transfers for contract benefits and
     terminations.............................    (3,953,150)   (7,167,851)     (53,384)    (161,865)    (361,460)    (551,969)
                                                 -----------   -----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from contract transactions...    (4,681,800)   (7,027,464)      20,498     (168,277)     (42,699)    (542,770)
                                                 -----------   -----------   ----------   ----------   ----------   ----------
  Net Increase (decrease) in net assets.......    (3,392,850)   (2,783,012)      60,550     (130,451)      88,113     (466,620)
NET ASSETS:
  Beginning of period.........................    30,887,918    33,670,930      997,794    1,128,245    2,434,638    2,901,258
                                                 -----------   -----------   ----------   ----------   ----------   ----------
  End of period...............................   $27,495,068   $30,887,918   $1,058,344   $  997,794   $2,522,751   $2,434,638
                                                 ===========   ===========   ==========   ==========   ==========   ==========




   The accompanying notes are an integral part of these financial statements.

     MSF BLACKROCK           MSF BLACKROCK            FIDELITY VIP            FIDELITY VIP            FIDELITY VIP
    LARGE CAP VALUE           DIVERSIFIED            EQUITY-INCOME               GROWTH                 OVERSEAS
        DIVISION                DIVISION                DIVISION                DIVISION                DIVISION
----------------------- ----------------------- ----------------------- ----------------------- -----------------------
    2007        2006        2007        2006        2007        2006        2007        2006        2007        2006
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


$    12,593 $    53,823 $   136,207 $   132,985 $    85,761 $   286,439 $   (25,719)$   (92,909) $  107,692  $   (6,394)
  1,308,822   1,565,075     376,609     417,516   1,339,048   1,777,550      99,402    (421,039)    467,877      95,429
 (1,005,023)    437,375    (108,587)    259,316  (1,275,486)     73,473   3,378,689   1,386,566     126,344     580,786
----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----  ----------  ----------
    316,392   2,056,273     404,229     809,817     149,323   2,137,462   3,452,372     872,618     701,913     669,821
----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----  ----------  ----------

    114,831     109,753      81,525      96,486      97,217     138,499     185,346     224,094      87,775      61,323
     18,410      89,342     (45,222)    (79,813)     (8,957)   (164,086)   (182,673)   (447,785)     78,407     199,611
 (1,798,343) (1,753,402) (1,240,061) (1,437,953) (2,143,391) (1,888,130) (2,689,409) (2,708,043)   (690,928)   (501,607)
----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----  ----------  ----------
 (1,665,102) (1,554,307) (1,203,758) (1,421,280) (2,055,131) (1,913,717) (2,686,736) (2,931,734)   (524,746)   (240,673)
----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----  ----------  ----------
 (1,348,710)    501,966    (799,529)   (611,463) (1,905,808)    223,745     765,636  (2,059,116)    177,167     429,148

 12,645,476  12,143,510   8,781,573   9,393,036  12,697,655  12,473,910  14,860,841  16,919,957   4,568,588   4,139,440
----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----  ----------  ----------
$11,296,766 $12,645,476 $ 7,982,044 $ 8,781,573 $10,791,847 $12,697,655 $15,626,477 $14,860,841  $4,745,755  $4,568,588
===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== =====  ==========  ==========


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                        NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

General American Separate Account Two (the "Separate Account"), a separate account of General American Life Insurance Company (the "Company"), was established by the Company's Board of Directors on October 22, 1970 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Insurance Department.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Metropolitan Series Fund, Inc. ("MSF")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Purchase payments applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the contract owner. The following Divisions were available for investment as of December 31, 2007:

MSF MetLife Stock Index Division
MSF BlackRock Money Market Division
MSF Lehman Brothers Aggregate Bond Index Division
MSF BlackRock Large Cap Value Division
MSF BlackRock Diversified Division
Fidelity VIP Equity-Income Division
Fidelity VIP Growth Division
Fidelity VIP Overseas Division

This report is prepared for the general information of contract owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable annuity separate accounts registered as unit investment trusts.

VALUATION OF INVESTMENTS

Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SECURITY TRANSACTIONS

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS

The contract owner has the opportunity to transfer funds between Divisions within the Separate Account or the fixed account, which is an investment option in the Company's general account.

USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statement of operations:

    Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

     The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2007:

--------------------------------------------
Mortality and Expense Risk    0.75%   -1.00%
--------------------------------------------


     The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $10 is assessed on an annual basis for Contracts sold before May 1982. A transfer fee of $5 is imposed whenever funds are transferred between the General Account and the Separate Account. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are assessed through the redemption of units and are currently being waived. The Company reserves the right to reinstate these charges at a later date.

Certain investments in the various portfolios, series or funds of the MSF Trust hold shares managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company.

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  STATEMENT OF INVESTMENTS

                                             AS OF DECEMBER 31,          FOR THE YEAR ENDED
                                                    2007                 DECEMBER 31, 2007
                                            --------------------   -----------------------------
                                                                      COST OF      PROCEEDS FROM
                                             SHARES    COST ($)    PURCHASES ($)     SALES ($)
                                            -------   ----------   -------------   -------------
MSF MetLife Stock Index Division..........  744,403   19,456,676     1,158,193       5,161,071
MSF BlackRock Money Market Division.......   10,587    1,058,765       132,455          71,484
MSF Lehman Brothers Aggregate Bond Index
  Division................................  229,935    2,455,480       426,307         379,294
MSF BlackRock Large Cap Value Division....  830,553    7,788,153       828,413       2,014,875
MSF BlackRock Diversified Division........  439,108    6,754,724       325,500       1,392,292
Fidelity VIP Equity-Income Division.......  451,392   10,437,793     1,241,470       2,302,280
Fidelity VIP Growth Division..............  346,463   12,045,881       362,191       3,056,373
Fidelity VIP Overseas Division............  187,644    3,582,641       647,020         749,222

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  SCHEDULES OF UNITS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

                                                 MSF METLIFE        MSF BLACKROCK       MSF LEHMAN BROTHERS       MSF BLACKROCK
                                                 STOCK INDEX        MONEY MARKET       AGGREGATE BOND INDEX      LARGE CAP VALUE
                                                  DIVISION            DIVISION               DIVISION                DIVISION
                                             ------------------   ----------------   ------------------------   -----------------
                                               2007      2006      2007      2006        2007          2006       2007      2006
                                             -------   --------   ------   -------   -----------     --------   -------   -------
Units beginning of year...................   467,768    582,912   50,132    58,824      83,935        103,114   143,273   162,703
Units issued and transferred from other
  funding options.........................     6,653     24,066    4,275     5,127      10,694          6,498     3,509     6,411
Units redeemed and transferred to other
  funding options.........................   (74,749)  (139,210)  (3,271)  (13,819)    (12,428)      (25,677)   (21,885)  (25,841)
                                             -------   --------   ------   -------     -------       --------   -------   -------
Units end of year.........................   399,672    467,768   51,136    50,132      82,201         83,935   124,897   143,273
                                             =======   ========   ======   =======     =======       ========   =======   =======


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)





        MSF BLACKROCK         FIDELITY VIP           FIDELITY VIP           FIDELITY VIP
         DIVERSIFIED          EQUITY-INCOME             GROWTH                OVERSEAS
          DIVISION              DIVISION               DIVISION               DIVISION
     ------------------    ------------------    --------------------    ------------------
       2007       2006       2007       2006       2007        2006        2007       2006
     -------    -------    -------    -------    --------    --------    -------    -------
     192,559    225,399    364,704    426,355     578,520     696,815    199,626    211,457
       3,070     11,724      5,901     14,535      12,843      26,240      8,884     17,847
     (28,679)   (44,564)   (62,228)   (76,186)   (107,393)   (144,535)   (29,958)   (29,678)
     -------    -------    -------    -------    --------    --------    -------    -------
     166,950    192,559    308,377    364,704     483,970     578,520    178,552    199,626
     =======    =======    =======    =======    ========    ========    =======    =======


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                                  AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------------  -----------------------------------------------
                                                                                                 EXPENSE
                                                 UNIT VALUE(1)                  INVESTMENT(2)   RATIO(3)
                                                   LOWEST TO                        INCOME      LOWEST TO     TOTAL RETURN(4)
                                        UNITS     HIGHEST ($)    NET ASSETS($)     RATIO(%)    HIGHEST(%)  LOWEST TO HIGHEST(%)
                                      ---------  -------------   -------------  -------------  ----------  --------------------
MSF MetLife Stock Index
  Division                      2007    399,672          68.79     27,495,068        1.07            1.00              4.18
                                2006    467,768          66.03     30,887,918        2.06            1.00             14.32
                                2005    582,912          57.76     33,670,930        1.62            1.00              3.60
                                2004    697,406          55.76     38,884,614        0.89            1.00              9.43
                                2003    790,690          50.95     40,321,933          --            1.00       21.93-22.05
MSF BlackRock Money Market
  Division                      2007     51,136          20.70      1,058,344        4.94            1.00              3.99
                                2006     50,132          19.90        997,794        4.69            1.00              3.77
                                2005     58,824          19.18      1,128,245        2.84            1.00              1.87
                                2004     62,581          18.83      1,178,241        0.93            1.00             (0.02)
                                2003     90,611          18.83      1,706,466        0.62            1.00              1.87
MSF Lehman Brothers Aggregate
  Bond Index Division           2007     82,201          30.69      2,522,751        4.80            1.00              5.81
                                2006     83,935          29.01      2,434,638        4.46            1.00              3.09
                                2005    103,114          28.14      2,901,258        4.01            1.00              1.05
                                2004    122,170          27.84      3,401,658        3.61            1.00              3.06
                                2003    142,450          27.02      3,845,823          --            1.00              1.05
MSF BlackRock Large Cap Value
  Division                      2007    124,897   71.32-152.56     11,296,766        1.00       0.75-1.00         2.36-2.62
                                2006    143,273   69.67-148.67     12,645,476        1.33       0.75-1.00       18.14-18.43
                                2005    162,703   58.98-125.53     12,143,510        0.96       0.75-1.00         4.93-5.19
                                2004    191,246   56.20-119.33     13,580,905          --            1.00       12.27-12.55
                                2003    216,198   50.06-106.02     13,492,630        0.78            1.00       30.32-30.54
MSF BlackRock Diversified
  Division                      2007    166,950          47.81      7,982,044        2.65            1.00              4.84
                                2006    192,559          45.60      8,781,573        2.47            1.00              9.43
                                2005    225,399          41.67      9,393,036        1.39            1.00              2.03
                                2004    352,445          40.84     14,395,553        1.86            1.00              7.43
                                2003    399,490          38.02     15,186,688          --            1.00             14.20
Fidelity VIP Equity-Income
  Division                      2007    308,377          35.00     10,791,847        1.73            1.00              0.51
                                2006    364,704          34.82     12,697,655        3.33            1.00             19.00
                                2005    426,355          29.26     12,473,910        1.68            1.00              4.82
                                2004    505,226          27.91     14,102,422        1.58            1.00             10.42
                                2003    579,211          25.28     14,664,453        1.75            1.00             29.04
Fidelity VIP Growth Division    2007    483,970          32.29     15,626,477        0.84            1.00             25.69
                                2006    578,520          25.69     14,860,841        0.41            1.00              5.79
                                2005    696,815          24.28     16,919,957        0.52            1.00              4.75
                                2004    877,509          23.18     20,341,504        0.27            1.00              2.35
                                2003  1,002,296          22.65     22,691,040        0.27            1.00             31.53
Fidelity VIP Overseas Division  2007    178,552          26.58      4,745,755        3.29            1.00             16.14
                                2006    199,626          22.89      4,568,588        0.86            1.00             16.91
                                2005    211,457          19.58      4,139,440        0.66            1.00             17.87
                                2004    255,870          16.61      4,249,651        1.18            1.00             12.50
                                2003    319,501          14.76      4,718,073        0.79            1.00             41.95


--------

  (1.) The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                   OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



6.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


  (2.) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.

  (3.) These amounts represent the annualized contract expenses of the Separate
       Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

  (4.) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

              for the Years Ended December 31, 2007, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2008

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2007      2006
                                                                  -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $16,422 and $15,282,
     respectively)..............................................  $17,317   $16,134
  Equity securities available-for-sale, at estimated fair value
     (cost: $187 and $205, respectively)........................      168       210
  Mortgage loans on real estate.................................    1,073       971
  Policy loans..................................................    2,716     2,664
  Real estate and real estate joint ventures held-for-
     investment.................................................       55        56
  Other limited partnership interests...........................       33        20
  Short-term investments........................................      312       435
  Other invested assets.........................................    4,735     4,068
                                                                  -------   -------
     Total investments..........................................   26,409    24,558
Cash and cash equivalents.......................................      507       357
Accrued investment income.......................................      185       183
Premiums and other receivables..................................    3,482     3,256
Deferred policy acquisition costs and value of business
  acquired......................................................    3,650     3,388
Current income tax recoverable..................................       86       168
Other assets....................................................      327       339
Separate account assets.........................................    2,097     2,210
                                                                  -------   -------
     Total assets...............................................  $36,743   $34,459
                                                                  =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits........................................  $11,285   $10,291
  Policyholder account balances.................................   10,791    10,398
  Other policyholder funds......................................    2,492     2,202
  Policyholder dividends payable................................      102       108
  Short-term debt -- affiliated.................................       50        --
  Long-term debt................................................      628       408
  Collateral financing arrangements.............................      850       850
  Junior subordinated debt securities...........................      399       399
  Shares subject to mandatory redemption........................      159       159
  Deferred income tax liability.................................      973     1,022
  Payables for collateral under securities loaned and other
     transactions...............................................    1,438     1,642
  Other liabilities.............................................    2,201     1,736
  Separate account liabilities..................................    2,097     2,210
                                                                  -------   -------
     Total liabilities..........................................   33,465    31,425
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding...........        3         3
Additional paid-in capital......................................    1,849     1,839
Retained earnings...............................................      969       775
Accumulated other comprehensive income..........................      457       417
                                                                  -------   -------
     Total stockholder's equity.................................    3,278     3,034
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $36,743   $34,459
                                                                  =======   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $5,218   $4,647   $4,179
Universal life and investment-type product policy fees....     188      226      149
Net investment income.....................................   1,419    1,302    1,171
Other revenues............................................     104       67       57
Net investment gains (losses).............................    (268)     (14)      57
                                                            ------   ------   ------
     Total revenues.......................................   6,661    6,228    5,613
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................   4,474    3,935    3,714
Interest credited to policyholder account balances........     409      405      374
Policyholder dividends....................................     163      170      171
Other expenses............................................   1,293    1,361    1,147
                                                            ------   ------   ------
     Total expenses.......................................   6,339    5,871    5,406
                                                            ------   ------   ------
Income before provision for income tax....................     322      357      207
Provision for income tax..................................     123      125       66
                                                            ------   ------   ------
Net income................................................  $  199   $  232   $  141
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                        -----------------------------------------
                                                                              NET          FOREIGN       DEFINED
                                                ADDITIONAL                UNREALIZED       CURRENCY      BENEFIT
                                       COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION      PLANS
                                       STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)    ADJUSTMENT   ADJUSTMENT    TOTAL
                                      -------   ----------   --------   --------------   -----------   ----------   -------
Balance at January 1, 2005..........  $     3    $  1,843     $  428      $       356    $        38    $      (6)  $ 2,662
Sale of subsidiary..................                    7                                                                 7
Equity transactions of majority
  owned subsidiary..................                  (14)                                                              (14)
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             141                                                    141
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                               75                                    75
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                               3                      3
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            2         2
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     80
                                                                                                                    -------
  Comprehensive income..............                                                                                    221
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2005........        3       1,836        556              431             41           (4)    2,863
Sale of subsidiary..................                   (9)                                                               (9)
Equity transactions of majority
  owned subsidiary..................                   12                                                                12
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             232                                                    232
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (62)                                  (62)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              11                     11
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                    (50)
                                                                                                                    -------
  Comprehensive income..............                                                                                    182
                                                                                                                    -------
  Adoption of SFAS 158, net of
     income tax.....................                                                                           (1)       (1)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2006........        3       1,839        775              369             52           (4)    3,034
Cumulative effect of a change in
  accounting principle, net of
  income tax (Note 1)...............                              (5)                                                    (5)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at January 1, 2007..........        3       1,839        770              369             52           (4)    3,029
Equity transactions of majority
  owned subsidiary..................                   10                                                                10
Comprehensive income:
  Net income........................                             199                                                    199
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (21)                                  (21)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              60                     60
     Defined benefit plans
       adjustment, net of income
       tax..........................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     40
                                                                                                                    -------
  Comprehensive income..............                                                                                    239
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2007........       $3      $1,849       $969             $348           $112          $(3)   $3,278
                                      =======    ========     ======      ===========    ===========    =========   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                            2007      2006      2005
                                                          -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $   199   $   232   $   141
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Depreciation and amortization expenses.............        7         8        12
     Amortization of premiums and accretion of discounts
       associated with investments, net.................      (33)      (13)      (11)
     (Gains) losses from sales of investments and
       businesses, net..................................      268        14       (57)
     Interest credited to policyholder account
       balances.........................................      409       405       374
     Universal life and investment-type product policy
       fees.............................................     (188)     (226)     (149)
     Change in premiums and other receivables...........     (226)     (511)      (25)
     Change in deferred policy acquisition costs, net...     (339)     (306)     (219)
     Change in insurance-related liabilities............    1,348       963       874
     Change in income tax payable.......................       65       194       (14)
     Change in other assets.............................      117        87       (93)
     Change in other liabilities........................      432        97        52
     Other, net.........................................        3       (24)       (2)
                                                          -------   -------   -------
Net cash provided by operating activities...............    2,062       920       883
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................    2,974     4,623     5,353
     Equity securities..................................       34        68        --
     Mortgage loans on real estate......................       26        87       194
     Real estate and real estate joint ventures.........        1        --         6
     Other limited partnership interests................        1         5         2
  Purchases of:
     Fixed maturity securities..........................   (4,116)   (6,056)   (6,686)
     Equity securities..................................      (12)      (40)      (28)
     Mortgage loans on real estate......................     (129)     (160)      (38)
     Real estate and real estate joint ventures.........       (1)       (3)       (1)
     Other limited partnership interests................      (19)       --        --
  Net change in short-term investments..................      123      (282)      (67)
  Proceeds from sales of businesses, net of cash
     disposed of $0, $5 and $0, respectively............       --        71        37
  Net change in other invested assets...................     (976)     (705)     (521)
  Other, net............................................      (43)      (50)      (18)
                                                          -------   -------   -------
Net cash used in investing activities...................  $(2,137)  $(2,442)  $(1,767)
                                                          -------   -------   -------




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $1,147   $1,446   $1,424
     Withdrawals..........................................    (986)    (828)    (953)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (204)     259      (78)
  Net change in short-term debt -- affiliated.............      50       --       --
  Long-term debt issued...................................     297       --       --
  Long-term debt repaid...................................     (79)    (100)      (3)
  Collateral financing arrangements issued................      --      850       --
  Capital contribution from parent from sales of
     subsidiaries, net....................................      --       --        7
  Junior subordinated debt securities issued..............      --       --      397
  Dividends on common stock...............................      --      (13)     (13)
  Debt issuance costs.....................................      --      (13)      (6)
  Other, net..............................................      --       10        5
                                                            ------   ------   ------
Net cash provided by financing activities.................     225    1,611      780
                                                            ------   ------   ------
Change in cash and cash equivalents.......................     150       89     (104)
Cash and cash equivalents, beginning of year..............     357      268      372
                                                            ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  507   $  357   $  268
                                                            ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.............................................  $  129   $   73   $   48
                                                            ======   ======   ======
     Income tax...........................................  $  (85)  $   --   $  143
                                                            ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed....................................  $   --   $  321   $   40
       Less: liabilities disposed.........................      --      236        3
                                                            ------   ------   ------
       Net assets disposed................................      --       85       37
       Less: cash disposed................................      --        5       --
                                                            ------   ------   ------
       Business dispositions, net of cash disposed........  $   --   $   80   $   37
                                                            ======   ======   ======
     Return of capital to parent from sale of subsidiary..  $   --   $   (9)  $   --
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon was merged with and into MLIC. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 2.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries, including Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     General American owned approximately 52% of RGA in 2007 and 53% in 2006 and 2005. See Note 14.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,534 million and $1,347 million at December 31, 2007 and 2006, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $850 million relating to long-term debt reclassified to collateral financing arrangements on the consolidated balance sheet at December 31, 2006 and the consolidated statement of cash flows for the year ended December 31, 2006. See Note 10 for a description of the transaction.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix)  accounting for reinsurance transactions;

          (x)   accounting for employee benefit plans; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income. Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses) or interest credited to policyholder balances. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder balances. Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder account balances, if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $106 million and $105 million at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million at both December 31, 2007 and 2006, respectively. Related depreciation and amortization expense was $7 million for each of the years ended December 31, 2007, 2006 and 2005.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $59 million and $56 million at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $37 million and $30 million at December 31, 2007 and 2006, respectively. Related amortization expense was $7 million, $6 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts, future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 7%.

     Participating business represented approximately 30% and 31% of General American's life insurance in-force, and 52% and 56% of the number of its life insurance policies in-force, at December 31, 2007 and 2006, respectively. Participating policies represented approximately 95%, 99% and 98% of gross life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. Total premiums for General American were $302 million, $299 million and $311 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6%, less expenses, mortality charges, and withdrawals.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either a separate individual corporate tax returns or separate consolidated tax returns.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 13) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. See also Note 13.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of ($5) million, net of income tax of ($3) million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 15.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133"), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. While the Company does not expect such changes in valuation to have a material impact on the Company's financial statements at January 1, 2008, the addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FASB Staff Position No. FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"), which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to its ultimate parent, MetLife. The Company received consideration of $71 million, net of cash sold of $5 million. Immediately following the sale, MetLife merged Paragon with and into MLIC. The amount received below book value was recorded as a return of capital to MLIC of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million and $61 million for the years ended December 31, 2006 and 2005, respectively.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to MLIC for consideration of $44 million. The amount received above book value was recorded as a capital contribution from MLIC of $7 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million for the year ended December 31, 2005.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,940    $  129   $163     $ 5,906     34.1%
Foreign government securities.........     2,486       868      8       3,346     19.3
Residential mortgage-backed
  securities..........................     3,142        25     26       3,141     18.2
Foreign corporate securities..........     1,986       170     39       2,117     12.2
Commercial mortgage-backed
  securities..........................     1,517        20     19       1,518      8.8
Asset-backed securities...............       820         2     48         774      4.5
U.S. Treasury/agency securities.......       372        14     --         386      2.2
State and political subdivision
  securities..........................        56        --      1          55      0.3
Other fixed maturity securities.......       103        --     29          74      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $16,422    $1,228   $333     $17,317    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   159    $    2   $ 21     $   140     83.3%
Common stocks.........................        28        --     --          28     16.7
                                         -------    ------   ----     -------    -----
  Total equity securities.............   $   187    $    2   $ 21     $   168    100.0%
                                         =======    ======   ====     =======    =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       DECEMBER 31, 2006
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,714    $  153   $ 71     $ 5,796     35.9%
Foreign government securities.........     1,947       687      5       2,629     16.3
Residential mortgage-backed
  securities..........................     3,158        13     33       3,138     19.5
Foreign corporate securities..........     1,519       153     13       1,659     10.3
Commercial mortgage-backed
  securities..........................     1,259        14     14       1,259      7.8
Asset-backed securities...............       854         4      2         856      5.3
U.S. Treasury/agency securities.......       657         3      5         655      4.1
State and political subdivision
  securities..........................        72         1      1          72      0.4
Other fixed maturity securities.......       102        --     32          70      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $15,282    $1,028   $176     $16,134    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   191    $    4   $  2     $   193     91.9%
Common stocks.........................        14         3     --          17      8.1
  Total equity securities.............   $   205    $    7   $  2     $   210    100.0%
                                         =======    ======   ====     =======    =====



     The Company held foreign currency derivatives with notional amounts of $839 million and $670 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $285 million and $349 million, respectively, and unrealized losses of $28 million and less than $1 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 14% have been guaranteed by financial guarantors, of which 27% was guaranteed by financial guarantors who remain Aaa rated through March 2008. Overall, at December 31, 2007, $729 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $375 million, $227 million and $127 million at December 31, 2007, are included within asset-backed securities, corporate securities and state and political subdivision securities, respectively, and 86% were guaranteed by financial guarantors who remained Aaa rated through March 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $488 million and $452 million at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $4 million and $18 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were less than $1 million at December 31, 2007. There were no non-income producing fixed maturity securities at December 31, 2006. Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million at December 31, 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $   269      $   276     $   326      $   331
Due after one year through five years...     2,290        2,348       2,052        2,103
Due after five years through ten years..     2,615        2,668       2,649        2,680
Due after ten years.....................     5,769        6,592       4,984        5,767
                                           -------      -------     -------      -------
  Subtotal..............................    10,943       11,884      10,011       10,881
Mortgage-backed and other asset-backed
  securities............................     5,479        5,433       5,271        5,253
                                           -------      -------     -------      -------
  Total fixed maturity securities.......   $16,422      $17,317     $15,282      $16,134
                                           =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Proceeds............................................  $2,572   $3,989   $5,608
Gross investment gains..............................  $   36   $   47   $   99
Gross investment losses.............................  $  (59)  $  (67)  $  (65)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                  DECEMBER 31, 2007
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,914        $105        $1,048        $ 58        $2,962        $163
Foreign government securities......       231           3           101           5           332           8
Residential mortgage-backed
  securities.......................       690          14           705          12         1,395          26
Foreign corporate securities.......       510          23           254          16           764          39
Commercial mortgage-backed
  securities.......................       154           6           529          13           683          19
Asset-backed securities............       557          37           117          11           674          48
U.S. Treasury/agency securities....         1          --            --          --             1          --
State and political subdivision
  securities.......................        28           1            15          --            43           1
Other fixed maturity securities....        74          29            --          --            74          29
                                       ------        ----        ------        ----        ------        ----
  Total fixed maturity securities..    $4,159        $218        $2,769        $115        $6,928        $333
                                       ======        ====        ======        ====        ======        ====
Equity securities..................    $   92        $ 19        $   15        $  2        $  107        $ 21
                                       ======        ====        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........     1,160                       607
                                       ======                    ======




                                                                  DECEMBER 31, 2006
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,397         $19        $1,322        $ 52        $2,719        $ 71
Foreign government securities......       267           4            31           1           298           5
Residential mortgage-backed
  securities.......................       855           7         1,267          26         2,122          33
Foreign corporate securities.......       407           8           139           5           546          13
Commercial mortgage-backed
  securities.......................       319           1           508          13           827          14
Asset-backed securities............       272           1            60           1           332           2
U.S. Treasury/agency securities....       458           4            60           1           518           5
State and political subdivision
  securities.......................        29          --            13           1            42           1
Other fixed maturity securities....        71          32            --          --            71          32
                                       ------         ---        ------        ----        ------        ----
  Total fixed maturity securities..    $4,075         $76        $3,400        $100        $7,475        $176
                                       ======         ===        ======        ====        ======        ====
Equity securities..................    $   49         $ 1        $   16        $  1        $   65        $  2
                                       ======         ===        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........       907                       676
                                       ======                    ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $2,388     $159       $ 94       $43       550        88
Six months or greater but less than nine
  months................................     1,243       10         64         3       340         8
Nine months or greater but less than
  twelve months.........................       715       --         40        --       186        --
Twelve months or greater................     2,864       10        107         3       595         4
                                            ------     ----       ----       ---
  Total.................................    $7,210     $179       $305       $49
                                            ======     ====       ====       ===




                                                                DECEMBER 31, 2006
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $3,369      $ 8       $ 58       $ 2       621         4
Six months or greater but less than nine
  months................................       184       --          3        --        78        --
Nine months or greater but less than
  twelve months.........................       640       --         14        --       204        --
Twelve months or greater................     3,516        1        101        --       675         1
                                            ------      ---       ----       ---
  Total.................................    $7,709      $ 9       $176       $ 2
                                            ======      ===       ====       ===



     At December 31, 2007 and 2006, $305 million and $176 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $49 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $49 million, $43 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held no fixed maturity and equity securities with a gross unrealized loss at December 31, 2007 of greater than $10 million. The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented 6%, or $10 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2007 and 2006, the Company had $354 million and $178 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
U.S. corporate securities....................................    46%    40%
Asset-backed securities......................................    14      1
Foreign corporate securities.................................    11      7
Residential mortgage-backed securities.......................     7     19
Commercial mortgage-backed securities........................     5      8
Other........................................................    17     25
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Finance......................................................    37%    11%
Asset-backed.................................................    14      1
Mortgage-backed..............................................    12     27
Utility......................................................     8     13
Industrial...................................................     6     16
Government...................................................     2      6
Other........................................................    21     26
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,372 million and $1,566 million and an estimated fair value of $1,392 million and $1,587 million were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,434 million and $1,640 million at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with the securities lending transactions at December 31, 2007 and 2006.

  ASSETS ON DEPOSIT AND HELD IN TRUST AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,368 million and $1,009 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had a cost or amortized cost of $2,307 million and $2,228 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as
collateral for various derivative transactions as described in            Note
4.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................  $1,033      96%     $925       95%
Agricultural mortgage loans...................      42       4        46        5
                                                ------     ---      ----      ---
  Total.......................................   1,075     100%      971      100%
                                                           ===                ===
Less: Valuation allowances....................       2                --
                                                ------              ----
  Mortgage loans on real estate...............  $1,073              $971
                                                ======              ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2007, 22%, 12% and 7% of the value of the Company's mortgage loans on real estate were collateralized by property located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2007      2006      2005
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Balance at January 1,..................................   $--       $ 1       $ 3
Additions..............................................     2        --        --
Deductions.............................................    --        (1)       (2)
                                                          ---       ---       ---
Balance at December 31,................................   $ 2       $--       $ 1
                                                          ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Impaired loans with valuation allowances.....................   $6     $ 6
Less: Valuation allowances on impaired loans.................    2      --
                                                                --     ---
  Impaired loans.............................................   $4     $ 6
                                                                ==     ===



     The average investment on impaired loans was $6 million, $1 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was less than $1 million for each of the years ended December 31, 2007, 2006 and 2005.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Real estate..................................................  $ 68   $ 68
Accumulated depreciation.....................................   (16)   (14)
                                                               ----   ----
Net real estate..............................................    52     54
Real estate joint ventures...................................     3      2
                                                               ----   ----
  Total real estate holdings.................................  $ 55   $ 56
                                                               ====   ====



     All of the Company's real estate holdings are classified as held-for-investment. Related depreciation expense on real estate was $2 million, $1 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................    $37       67%      $37       66%
Industrial....................................     16       29        17       30
Retail........................................      2        4         2        4
                                                  ---      ---       ---      ---
  Total real estate holdings..................    $55      100%      $56      100%
                                                  ===      ===       ===      ===



     The Company's real estate holdings are located in the United States. At December 31, 2007, 95% of the Company's real estate holdings were located in California.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $33 million and $20 million at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 are $9 million of hedge funds. The Company had no hedge funds included within other limited partnership interests at December 31, 2006. For the year ended December 31, 2007, net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income from other limited partnership interests included a loss of less than $1 million, related to hedge funds. The Company did not have net investment income from other limited partnership interests related to hedge funds for the years ended December 31, 2006 and 2005.

  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4,508 million and $3,806 million at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $  951   $  864   $  772
Equity securities...................................      15       16       11
Mortgage loans on real estate.......................      65       63       75
Policy loans........................................     164      154      159
Real estate and real estate joint ventures..........      11       12       11
Other limited partnership interests.................      (4)      (1)      (5)
Cash, cash equivalents and short-term investments...      29       17       11
Interest on funds held at interest..................     277      257      192
Other...............................................      16       16        9
                                                      ------   ------   ------
  Total investment income...........................   1,524    1,398    1,235
Less: Investment expenses...........................     105       96       64
                                                      ------   ------   ------
  Net investment income.............................  $1,419   $1,302   $1,171
                                                      ======   ======   ======



     For the years ended December 31, 2007 and 2006, there was no affiliated net investment income related to fixed maturity securities. For the year ended December 31, 2005, affiliated net investment income related to fixed maturity securities was less than $1 million and is included in the table above. For each of the years ended December 31, 2007 and 2006, affiliated investment expenses of $5 million are included in the table above. For the year ended December 31, 2005, there were no affiliated investment expenses. See Related Party Investment Transactions for discussion of affiliated net investment income related to short-term investments included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $ (32)  $(27)  $ 32
Equity securities......................................     --      6     --
Mortgage loans on real estate..........................     (2)     1     10
Real estate and real estate joint ventures.............      1     --      4
Derivatives............................................   (257)     8    (15)
Other..................................................     22     (2)    26
                                                         -----   ----   ----
  Net investment gains (losses)........................  $(268)  $(14)  $ 57
                                                         =====   ====   ====



     For the years ended December 31, 2007 and 2005, affiliated net investment gains of less then $1 million and $29 million, respectively, are included in the table above. There were no affiliated net investment gains (losses) for the year ended December 31, 2006.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $9 million, $1 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $ 893   $ 852   $ 997
Equity securities....................................    (19)      5       2
Derivatives..........................................     (2)     (2)     (2)
Minority interest....................................   (150)   (159)   (171)
Other................................................    (28)    (20)    (39)
                                                       -----   -----   -----
  Subtotal...........................................    694     676     787
                                                       -----   -----   -----
Amounts allocated from DAC and VOBA..................    (97)    (27)    (45)
Deferred income tax..................................   (249)   (280)   (311)
                                                       -----   -----   -----
  Subtotal...........................................   (346)   (307)   (356)
                                                       -----   -----   -----
Net unrealized investment gains (losses).............  $ 348   $ 369   $ 431
                                                       =====   =====   =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2007    2006   2005
                                                        ----   -----   ----
                                                           (IN MILLIONS)
Balance, January 1,...................................  $369   $ 431   $356
Unrealized investment gains (losses) during the year..    18    (111)    94
Unrealized gains (losses) relating to:
  DAC and VOBA........................................   (70)     18     42
  Deferred income tax.................................    31      31    (61)
                                                        ----   -----   ----
Balance, December 31,.................................  $348   $ 369   $431
                                                        ====   =====   ====
Net change in unrealized investment gains (losses)....  $(21)  $ (62)  $ 75
                                                        ====   =====   ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities ("VIEs") for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                         NOT PRIMARY BENEFICIARY
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Other limited partnership interest(3)..................    $    7        $ 5
Trust preferred securities(4)..........................     5,275         67
                                                           ------        ---
  Total................................................    $5,282        $72
                                                           ======        ===



--------

   (1) The assets of the other limited partnership interests and trust preferred securities are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to other limited partnership interests and trust preferred securities is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

   (4) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $224 million and $238 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $15 million, $4 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2007     2006     2005
                                                          ----     ----     ----
                                                               (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................      $19      $--     $536
Amortized cost of assets transferred to affiliates...      $19      $--     $501
Net investment gains (losses) recognized on
  transfers..........................................      $--      $--     $ 35
Estimated fair value of assets transferred from
  affiliates.........................................      $10      $--     $382


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                                  DECEMBER 31, 2007                 DECEMBER 31, 2006
                                           -------------------------------   -------------------------------
                                                         CURRENT MARKET                    CURRENT MARKET
                                                          OR FAIR VALUE                     OR FAIR VALUE
                                           NOTIONAL   --------------------   NOTIONAL   --------------------
                                            AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                           --------   ------   -----------   --------   ------   -----------
                                                                    (IN MILLIONS)
Interest rate swaps......................   $  422      $38        $ 1        $  359      $29        $ 2
Financial futures........................      213        1          2           213        2         --
Foreign currency swaps...................      226       --         11            31       --          4
Foreign currency forwards................      815       38         --           643       20         --
Financial forwards.......................       --       --         --            --       --          1
Credit default swaps.....................      395        1          2           241       --         --
                                            ------      ---        ---        ------      ---        ---
  Total..................................   $2,071      $78        $16        $1,487      $51        $ 7
                                            ======      ===        ===        ======      ===        ===



     The above table does not include notional amounts for equity futures and equity variance swaps. At December 31, 2007, the Company owned 160 equity futures. The Company did not own equity futures at December 31, 2006. Fair values of equity futures are included in financial futures in the preceding table. At both December 31, 2007 and 2006, the Company owned 4,500 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                             REMAINING LIFE
                          ------------------------------------------------------------------------------------
                                               AFTER ONE YEAR      AFTER FIVE YEARS
                          ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                          ----------------   ------------------   -----------------   ---------------   ------
                                                              (IN MILLIONS)
Interest rate swaps.....       $   18               $ 91                 $ 66               $247        $  422
Financial futures.......          213                 --                   --                 --           213
Foreign currency swaps..           --                  5                   20                201           226
Foreign currency
  forwards..............          807                 --                   --                  8           815
Credit default swaps....           --                147                   23                225           395
                               ------               ----                 ----               ----        ------
  Total.................       $1,038               $243                 $109               $681        $2,071
                               ======               ====                 ====               ====        ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Fair value......................   $   17      $--        $ 1        $    3      $--        $--
Cash flow.......................        4       --         --             9       --         --
Foreign operations..............      197       --          5            --       --         --
Non-qualifying..................    1,853       78         10         1,475       51          7
                                   ------      ---        ---        ------      ---        ---
  Total.........................   $2,071      $78        $16        $1,487      $51        $ 7
                                   ======      ===        ===        ======      ===        ===



     The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the years ended December 31, 2007, 2006 and 2005.

     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $3 million, $3 million, and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of SFAS 133.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Changes in the fair value of derivatives..............   $(1)      $--       $--
Changes in the fair value of the items hedged.........     1        --        --
                                                         ---       ---       ---
Net ineffectiveness of fair value hedging activities..   $--       $--       $--
                                                         ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized an insignificant amount in net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     For the years ended December 31, 2007 and 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the year ended December 31, 2005, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2007, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million.

     At December 31, 2007, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2007, 2006 and 2005.

     The Company's consolidated statement of stockholder's equity for the year ended December 31, 2007 includes gains (losses) of ($5) million related to foreign currency contracts used to hedge its net investments in foreign operations. The Company did not record any gains (losses) on foreign currency contracts for the years ended December 31, 2006 and 2005. At December 31, 2007, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income related to these hedges was approximately ($5) million. There was no foreign currency translation gain (loss) recorded in 2006. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(iv) equity variance swaps, equity futures and interest rate futures to economically hedge liabilities embedded in certain variable annuity products; and (v) credit default swaps to synthetically create investments.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2007      2006      2005
                                                      -----      ----      ----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.......................................  $(110)      $(3)     $(34)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Embedded derivatives assets..................................  $ 66    $57
Embedded derivatives liabilities.............................  $628    $52


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $(150)  $  7   $  7
Interest credited to policyholder account balances.....  $ (66)  $(80)  $(45)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $4 million and $2 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company has exchange traded futures, which require the pledging of collateral. At both December 31, 2007 and 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                        DAC    VOBA    TOTAL
                                                      ------   ----   ------
                                                           (IN MILLIONS)
Balance at January 1, 2005..........................  $2,617   $648   $3,265
  Capitalizations...................................     649     --      649
                                                      ------   ----   ------
     Subtotal.......................................   3,266    648    3,914
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................      12      2       14
     Unrealized investment gains (losses)...........     (28)   (14)     (42)
     Other expenses.................................     652     31      683
                                                      ------   ----   ------
       Total amortization...........................     636     19      655
                                                      ------   ----   ------
  Less: Dispositions and other......................     120     --      120
                                                      ------   ----   ------
Balance at December 31, 2005........................   2,510    629    3,139
  Capitalizations...................................     761     --      761
                                                      ------   ----   ------
     Subtotal.......................................   3,271    629    3,900
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................       2     (2)      --
     Unrealized investment gains (losses)...........      (3)   (15)     (18)
     Other expenses.................................     570    (15)     555
                                                      ------   ----   ------
          Total amortization........................     569    (32)     537
                                                      ------   ----   ------
  Less: Dispositions and other......................     (52)    27      (25)
                                                      ------   ----   ------
Balance at December 31, 2006........................   2,754    634    3,388
  Effect of SOP 05-1 adoption.......................      (3)    (5)      (8)
  Capitalizations...................................     810     --      810
                                                      ------   ----   ------
     Subtotal.......................................   3,561    629    4,190
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................    (112)    (2)    (114)
     Unrealized investment gains (losses)...........      (1)    71       70
     Other expenses.................................     644     12      656
                                                      ------   ----   ------
          Total amortization........................     531     81      612
                                                      ------   ----   ------
  Less: Dispositions and other......................     (72)    --      (72)
                                                      ------   ----   ------
Balance at December 31, 2007........................  $3,102   $548   $3,650
                                                      ======   ====   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $39 million in 2008, $33 million in 2009, $33 million in 2010, $35 million in 2011 and $36 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Balance at January 1,.......................................  $131   $134
Dispositions and other, net.................................    --     (3)
                                                              ----   ----
Balance at December 31,.....................................  $131   $131
                                                              ====   ====



7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                      DECEMBER 31,
                                -------------------------------------------------------
                                                       POLICYHOLDER          OTHER
                                  FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                     BENEFITS            BALANCES            FUNDS
                                -----------------   -----------------   ---------------
                                  2007      2006      2007      2006     2007     2006
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Group life....................  $    34   $    39   $    --   $    --   $    1   $    1
Retirement & savings..........       35        36        42        65       --       --
Non-medical health & other....      329       352        --        --        5        4
Traditional life..............    4,596     4,616        --        --      118      113
Universal variable life.......       64        65     3,079     3,069       58       59
Annuities.....................       87        76       886       926       --       --
Reinsurance...................    6,159     5,140     6,657     6,212    2,297    1,978
Other.........................      (19)      (33)      127       126       13       47
                                -------   -------   -------   -------   ------   ------
  Total.......................  $11,285   $10,291   $10,791   $10,398   $2,492   $2,202
                                =======   =======   =======   =======   ======   ======



     Affiliated future policy benefits, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated other policyholder funds, included in the table above, were ($227) million and ($163) million at December 31, 2007 and 2006, respectively.

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,020 million and $1,997 million at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $77 million and $213 million at December 31, 2007 and 2006, respectively. The average interest rate credited on these contracts was 4.14% and 4.02% at December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $57 million, $84 million and $113 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For each of the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     RGA issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2007, 2006 and 2005, there were no new issuances by RGA under the GIC program. During the years ended December 31, 2007, 2006 and 2005, RGA repaid $5 million, $3 million and $23 million, respectively, of GICs under this program. At December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $15 million and $17 million, respectively. During each of the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which is included in interest credited to policyholder account balances, was $1 million.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                IN THE EVENT OF         AT        IN THE EVENT OF         AT
                                     DEATH        ANNUITIZATION        DEATH        ANNUITIZATION
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
  General account value.......           N/A        $     286              N/A        $     296
  Net amount at risk (2)......           N/A        $      51(4)           N/A        $      53(4)
  Average attained age of
     contractholders..........           N/A         60 years              N/A         58 years


                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                   SECONDARY         PAID UP         SECONDARY         PAID UP
                                   GUARANTEES       GUARANTEES       GUARANTEES       GUARANTEES
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE
  CONTRACTS (1)
Account value (general and
  separate account)...........     $   1,107              N/A        $   1,024              N/A
Net amount at risk (2)........     $  18,250(3)           N/A        $  19,066(3)           N/A
Average attained age of
  policyholders...............      57 years              N/A         56 years              N/A


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                                 VARIABLE LIFE
                                                                   CONTRACTS
                                                                 -------------
                                                    ANNUITY
                                                   CONTRACTS
                                                 -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2005.....................       $ 7             $ 5         $12
Incurred guaranteed benefits...................        --               1           1
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2005...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2006...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2007...................       $ 7             $ 6         $13
                                                      ===             ===         ===



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Mutual Fund Groupings
  Equity.....................................................   $18    $16
  Bond.......................................................     1      1
  Balanced...................................................     2     --
  Money Market...............................................     2      3
                                                                ---    ---
     Total...................................................   $23    $20
                                                                ===    ===



8.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Direct premiums.....................................  $  412   $  415   $  445
Reinsurance assumed.................................   5,575    4,737    4,222
Reinsurance ceded...................................    (769)    (505)    (488)
                                                      ------   ------   ------
Net premiums........................................  $5,218   $4,647   $4,179
                                                      ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims...............................  $  372   $  375   $  321
                                                      ======   ======   ======



     Reinsurance assumed premiums for the years ended December 31, 2007, 2006 and 2005 include $5,394 million, $4,735 million and $4,220 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,246 million and $1,137 million at December 31, 2007 and 2006, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $331 million and $245 million at December 31, 2007 and 2006, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter Re"), MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI USA"), Metropolitan Tower Life Insurance Company, New England Life Insurance Company, MLIC and Missouri Reinsurance (Barbados), Inc. ("Missouri Re"), all of which are related parties. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $760 million and $227 million, respectively. At December 31, 2006, comparable assets and liabilities were $653 million and $171 million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects the related party reinsurance information recorded in income for the:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Assumed premiums.......................................  $129   $129   $129
Assumed benefits, included in policyholder benefits and
  claims...............................................  $194   $155   $174
Assumed benefits, included in policyholder dividends...  $  9   $  7   $  6
Assumed acquisition costs, included in other expenses..  $ --   $  1   $ --
Ceded premiums.........................................  $ 80   $ 85   $108
Ceded fees, included in universal life and investment-
  type product policy fees.............................  $ 65   $ 90   $260
Interest earned on ceded reinsurance, included in other
  revenues.............................................  $  2   $  2   $  5
Ceded benefits, included in policyholder benefits and
  claims...............................................  $ 25   $ 10   $ 90
Ceded benefits, included in interest credited to
  policyholder account balances........................  $ 58   $ 54   $ 54
Ceded benefits, included in policyholder dividends.....  $  9   $  7   $  6
Interest costs on ceded reinsurance, included in other
  expenses.............................................  $  5   $ 45   $106


     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Re. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri Re and $276 million in assets representing the liabilities on this treaty were transferred from Missouri Re to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MLI USA. This agreement covers certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. The agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company realized a gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $121 million, $119 million and $192 million and ceded benefits and related costs of $86 million, $98 million and $143 million for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2007 and 2006 were $1,096 million and $1,020 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Re. This agreement ceded, on a modified coinsurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

9.  LONG-TERM DEBT AND SHORT-TERM DEBT -- AFFILIATED

     Long-term debt and short-term debt -- affiliated outstanding is as follows:

                                        INTEREST RATES                      DECEMBER
                                   ------------------------                   31,
                                                   WEIGHTED               -----------
                                       RANGE        AVERAGE    MATURITY   2007   2006
                                   -------------   --------   ---------   ----   ----
                                                                              (IN
                                                                           MILLIONS)
Senior notes.....................  5.63% - 6.75%     6.08%    2011-2017   $497   $200
Fixed rate notes.................      7.25%         7.25%       2008       30    107
Surplus notes....................      7.63%         7.63%       2024      100    100
Other notes......................     8% - 12%       9.44%    2009-2016      1      1
                                                                          ----   ----
Total long-term debt.............                                          628    408
Total short-term
  debt -- affiliated.............                                           50     --
                                                                          ----   ----
  Total..........................                                         $678   $408
                                                                          ====   ====



     The aggregate maturities of long-term debt as of December 31, 2007 for the next five years are $30 million in 2008, less than $1 million in 2009, less than $1 million in 2010, $200 million in 2011, less than $1 million in 2012 and $398 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     In March 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA used $50 million of the net proceeds of the offering to repay existing debt during the year ended December 31, 2007.

     RGA repaid a $100 million 7.25% senior note which matured in April 2006.

  SHORT-TERM DEBT -- AFFILIATED

     On December 31, 2007, MetLife Credit Corp., an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $42 million, $30 million and $35 million for the years ended December 31, 2007, 2006 and 2005, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities or shares subject to mandatory redemption. See Notes 10, 11, and 12.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $824 million as of December 31, 2007. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these credit facilities as of December 31, 2007 is as follows:

                                                                      LETTER OF
                                                                        CREDIT                   UNUSED
BORROWER(S)                                EXPIRATION      CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                                ----------      --------   ---------   ---------   -----------
                                                                  (IN MILLIONS)
Reinsurance Group of America,
  Incorporated.......................  May 2008              $ 30        $ --        $30          $ --
Reinsurance Group of America,
  Incorporated.......................  September 2012(1)      750         406         --           344
Reinsurance Group of America,
  Incorporated.......................  March 2011              44          --         --            44
                                                             ----        ----        ---          ----
  Total..............................                        $824        $406        $30          $388
                                                             ====        ====        ===          ====



--------

   (1) In September 2007, RGA and certain of its subsidiaries entered into a credit agreement with various financial institutions. Under the credit agreement, RGA may borrow and obtain letters of credit for general corporate purposes for its own account or for the account of its subsidiaries with an overall credit facility amount of up to $750 million. The credit agreement replaced a former credit agreement in the amount of up to $600 million which was scheduled to expire on September 29, 2010.

     Committed Facilities. Information on committed facilities as of December 31, 2007 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Timberlake Financial
  L.L.C. ...................  June 2036(1)    $1,000       $850        $--          $150         29
                                              ======       ====        ===          ====



--------

   (1) As described in Note 10, RGA may, at its option, offer up to $150 million of additional notes under this facility in the future.

     Letters of Credit. At December 31, 2007, the Company had outstanding $482 million in letters of credit from various financial institutions, of which $406 million were part of credit facilities. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

10.  COLLATERAL FINANCING ARRANGEMENTS

     In June 2006, Timberlake Financial L.L.C. ("Timberlake Financial"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036 in a private placement. Interest on the notes accrues at an annual rate of 1-month LIBOR plus 29 basis points payable monthly. The payment of interest and principal on the notes is insured through a financial guaranty insurance policy with a third party. The notes represent senior, secured indebtedness of Timberlake Financial with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. In order to make payments of principal and interest on the notes, Timberlake Financial will rely upon the receipt of interest and principal payments on surplus notes and dividend payments from its wholly-owned subsidiary, Timberlake Reinsurance Company II ("Timberlake Re"), a South Carolina captive insurance company. The ability of Timberlake Re to make interest and principal payments on the surplus note and dividend payments to Timberlake Financial is contingent upon South Carolina regulatory approval and the performance of specified term life insurance policies with guaranteed level premiums retroceded by RGA's subsidiary, RGA Reinsurance Company ("RGA Reinsurance"), to Timberlake Re.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from the offering of the notes, along with a $113 million direct investment by RGA, collateralize the notes and are not available to satisfy the general obligations of RGA or the Company. Most of these assets were placed in a trust and provide long-term collateral as support for statutory reserves required by U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation XXX) on term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance. The trust is consolidated by Timberlake Re which in-turn is consolidated by Timberlake Financial. Timberlake Financial is considered to be a VIE and RGA is considered to be the primary beneficiary. As such, the results of Timberlake Financial have been consolidated by RGA and ultimately by the Company.

     At December 31, 2007, the Company held assets in trust of $899 million associated with the transaction. In addition, the Company held $50 million in custody as of December 31, 2007. The Company's consolidated balance sheets include the assets of Timberlake Financial recorded as fixed maturity securities and other invested assets, which consists of the restricted cash and cash equivalents held in custody. The Company's consolidated statements of income include the investment returns on the assets held as collateral as investment income and the interest on the notes is included as a component of other expenses.

     Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the estimated life of the notes. Total interest expense was $52 million and $26 million for the years ended December 31, 2007 and 2006, respectively.

11.  JUNIOR SUBORDINATED DEBENTURES

     In December 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date, December 15, 2015. The debentures may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Upon an optional or mandatory deferral of interest payments, RGA is generally not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. Interest compounds during periods of deferral. Issuance costs associated with the offering of the debentures of $6 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the period from the issuance date of the debentures until their scheduled redemption. Interest expense on the debentures was $27 million, $27 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

12. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "RGA Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the RGA Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the RGA Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2007 and 2006. Interest expense on these instruments is included in other expenses and was $13 million for each of the years ended December 31, 2007, 2006 and 2005.

13.  INCOME TAXES

     The provision for income tax is as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2007    2006   2005
                                                         ----   -----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $(41)  $(154)  $ 23
  Foreign..............................................    60      41     70
                                                         ----   -----   ----
  Subtotal.............................................    19    (113)    93
                                                         ----   -----   ----
Deferred:
  Federal..............................................    93     228    (31)
  Foreign..............................................    11      10      4
                                                         ----   -----   ----
  Subtotal.............................................   104     238    (27)
                                                         ----   -----   ----
Provision for income tax...............................  $123   $ 125   $ 66
                                                         ====   =====   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $113     $125      $72
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.......    (2)      (2)      (2)
  Tax-exempt investment income........................     2       (2)      (1)
  State and local income taxes........................    --        1        1
  Prior year tax......................................     8       (2)      (2)
  Valuation allowance for carryforward items..........     1       --       (2)
  Other, net..........................................     1        5       --
                                                        ----     ----      ---
Provision for income tax..............................  $123     $125      $66
                                                        ====     ====      ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2007      2006
                                                           ------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Employee benefits......................................  $   64   $    35
  Investments............................................      --        27
  Loss and credit carryforwards..........................     334       781
  Other..................................................      13        71
                                                           ------   -------
                                                              411       914
  Less: Valuation allowance..............................       8         5
                                                           ------   -------
                                                              403       909
                                                           ------   -------
Deferred income tax liabilities:
  DAC....................................................     885     1,141
  Liability for future poicy benefits....................      27       486
  Investments............................................     200        --
  Net unrealized investment gains........................     249       280
  Other..................................................      15        24
                                                           ------   -------
                                                            1,376     1,931
                                                           ------   -------
Net deferred income tax liability........................  $ (973)  $(1,022)
                                                           ======   =======



     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2007, and 2006, a valuation allowance for deferred tax assets of approximately $8 million and $5 million respectively, was provided on the foreign tax credits, net operating and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings,

     RGA Financial Products Limited, RGA UK Services Limited, and RGA Reinsurance Company. At December 31, 2007 the Company's subsidiaries had net operating loss carryforwards of $932 million, which begin to expire in 2019, capital loss carryforwards of $11 million, which begin to expire in 2010, and tax credit carryforwards of $4 million, which begin to expire in 2009. The remaining loss carryforwards and tax credit carryforwards are expected to be utilized during the period allowed.

     Effective January 1, 2006, General American joined with MetLife and its includable affiliates in filing a federal income tax return. General American participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $120 million and $238 million as of December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. General American is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which General American has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, General American is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2001. Due to a lapse of the statute of limitations, the 2003 tax year is no longer subject to audit. In the first quarter of 2005, the IRS commenced an examination of General American's U.S. income tax returns for 2001 and 2002 that is anticipated to be completed in 2008.

     RGA files income tax returns with the U.S. federal government and various state and non U.S. jurisdictions. RGA is under continuous examination by the IRS and is subject to audit by taxing authorities in other non U.S. jurisdictions in which RGA has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, RGA is no longer subject to U.S. federal, state and non U.S. income tax examinations by tax authorities for years prior to 2003.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits, and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $217 million. The Company reclassified, at adoption, $41 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $170 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $47 million. The Company also had $33 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $222 million, an increase of $5 million from the date of adoption, and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $52 million. The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............         $217
Reductions for tax positions of prior years...............           (6)
Additions for tax positions of current year...............           15
Lapses of statutes of limitations.........................           (4)
                                                                   ----
Balance at December 31, 2007..............................         $222
                                                                   ====



     During the year ended December 31, 2007, the Company recognized $5 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $38 million of accrued interest associated with the liability for unrecognized tax benefits. The $5 million increase from the date of adoption in accrued interest resulted from an increase of $19 million of interest expense and a decrease of $14 million primarily related to effectively settled positions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $1 million related to the separate account DRD.

14.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company and its affiliates continue to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company and its affiliates' marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Regulators have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has been cooperating fully with these inquiries. The Company is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, state insurance regulatory authorities or other federal, state or industry authorities may conduct investigations or make inquiries, such as information requests, subpoenas, or books and records examinations, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

     In 2007, the Company received $39 million, included in other revenues, based on the resolution of an indemnification claim associated with the 2000 acquisition of the Company by MLIC.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006, and 2005. At December 31, 2007 and 2006, the Company maintained a liability of $4 million and $5 million, respectively. The related asset for premium tax offsets was $3 million at both December 31, 2007 and 2006 for undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintained at both December 31, 2007 and 2006, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2008...............................................    $7        $ 4        $ 9
2009...............................................    $4        $ 4        $ 8
2010...............................................    $3        $--        $ 7
2011...............................................    $2        $--        $ 4
2012...............................................    $2        $--        $ 4
Thereafter.........................................    $1        $--        $11


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $164 million and $34 million at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $5 million and $20 million at December 31, 2007 and 2006, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. At December 31, 2007, there were no unfunded commitments. The amount of these unfunded commitments was $11 million at December 31, 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMMITMENTS

     In December 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $106 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2007, the Company did not record any liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at both December 31, 2007 and 2006.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $3 million at December 31, 2007. The credit default swaps expire at various times during the next five years.

15.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     General American's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     General American also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of General American who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for General American, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     General American is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. General American's share of pension expense was $7 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, General American's share of other postretirement expense was less than $1 million, $3 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     General American continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

     RGA sponsors separate defined benefit pension plans for its eligible employees. Also, RGA sponsors a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax of $2 million, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                  DECEMBER 31, 2006
                                                  -------------------------------------------------
                                                               ADDITIONAL
                                                                 MINIMUM
                                                      PRE        PENSION   ADOPTION OF      POST
                                                    SFAS 158    LIABILITY    SFAS 158     SFAS 158
                                                  ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
BALANCE SHEET CAPTION                             -----------  ----------  -----------  -----------
                                                                    (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost..........................................    $    (47)   $      1     $    (3)     $    (49)
Other liabilities: Accrued postretirement
  benefit cost..................................        $ (7)        $--         $(5)         $(12)
                                                                --------     -------
Accumulated other comprehensive income (loss),
  before income tax:
  Defined benefit plans.........................        $ (7)        $ 1         $(8)         $(14)
Minority interest...............................                     $--         $ 8
Deferred income tax.............................                     $--         $(1)
Accumulated other comprehensive income (loss),
  net of income tax:
                                                                --------     -------
  Defined benefit plans.........................        $ (4)        $ 1         $(1)         $ (4)
                                                                ========     =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2007   2006   2007   2006
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year..  $ 71   $ 60   $ 12   $ 10
  Service cost.....................................     3      3      1      1
  Interest cost....................................     4      4     --     --
  Net actuarial (gains) losses.....................    (3)     2     (2)     1
  Change in benefits...............................    --      5     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    71     71     11     12
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    22     16     --     --
  Actual return on plan assets.....................     1      2     --     --
  Employer contribution............................     5      7     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    24     22     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $ 19   $ 23   $  2   $  5
  Prior service credit.............................   (11)   (14)    --     --
                                                     ----   ----   ----   ----
                                                        8      9      2      5
  Deferred income tax and minority interest........    (6)    (7)    (1)    (3)
                                                     ----   ----   ----   ----
                                                     $  2   $  2   $  1   $  2
                                                     ====   ====   ====   ====



     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                              NON-
                                             QUALIFIED     QUALIFIED
                                                PLAN          PLAN         TOTAL
                                            -----------   -----------   -----------
                                            2007   2006   2007   2006   2007   2006
                                            ----   ----   ----   ----   ----   ----
                                                         (IN MILLIONS)
Aggregate fair value of plan assets.......   $24    $22   $ --   $ --   $ 24   $ 22
Aggregate projected benefit obligation....    26     25     45     46     71     71
                                             ---    ---   ----   ----   ----   ----
Over (under) funded.......................   $(2)   $(3)  $(45)  $(46)  $(47)  $(49)
                                             ===    ===   ====   ====   ====   ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans was $65 million and $61 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $45    $45
Accumulated benefit obligation...............................   $42    $40
Fair value of plan assets....................................   $--    $--


     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2007 and 2006.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

                                                                         OTHER
                                                                    POSTRETIREMENT
                                              PENSION BENEFITS         BENEFITS
                                             ------------------   ------------------
                                             2007   2006   2005   2007   2006   2005
                                             ----   ----   ----   ----   ----   ----
                                                          (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost.............................   $ 3    $ 3    $ 2    $ 1    $ 1    $ 1
  Interest cost............................     4      4      3     --     --     --
  Expected return on plan assets...........    (2)    (2)    (1)    --     --     --
  Amortization of net actuarial (gains)
     losses................................     1      1      1     --     --     --
  Amortization of prior service cost
     (credit)..............................    (2)    (2)    (2)    --     --     --
                                              ---    ---    ---    ---    ---    ---
  Net periodic benefit cost................     4    $ 4    $ 3      1    $ 1    $ 1
                                              ---    ===    ===    ---    ===    ===

OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME
  Net acturial (gains) losses..............    (3)                  (3)
  Prior Service cost (credit)..............     1                   --
  Amortization of net actuarial gains
     (losses)..............................    (1)                  --
  Amortization of prior service (cost)
     credit................................     2                   --
                                              ---                  ---
     Total recognized in other
       comprehensive income................    (1)                  (3)
                                              ---                  ---
     Total recognized in net periodic
       benefit cost and other comprehensive
       income..............................   $ 3                  $(2)
                                              ===                  ===



     Included in other comprehensive income for the year ended December 31, 2007 are other changes in plan assets and benefit obligations associated with pension benefits of ($1) million and other postretirement benefits of ($3) million for an aggregate reduction in other comprehensive losses of ($4) million before income tax and ($1) million, net of income tax and minority interest for the year ended December 31, 2007.

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are less than $1 million and $2 million, respectively.

     It is anticipated that no net actuarial loss will be amortized from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                              DECEMBER 31,
                                                   ----------------------------------
                                                                            OTHER
                                                       PENSION         POSTRETIREMENT
                                                      BENEFITS            BENEFITS
                                                   --------------      --------------
                                                   2007      2006      2007      2006
                                                   ----      ----      ----      ----
Weighted average discount rate...............      6.24%     5.85%     6.00%     5.75%
Rate of compensation increase................      4.25%     4.25%      N/A       N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                                   POSTRETIREMENT
                                             PENSION BENEFITS         BENEFITS
                                            ------------------   ------------------
                                            2007   2006   2005   2007   2006   2005
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  5.75%  5.75%  5.76%  5.75%  5.75%  5.75%
Expected rate of return on plan assets....  8.50%  8.50%  8.50%   N/A    N/A    N/A
Rate of compensation increase.............  4.25%  4.25%  4.25%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted expected return on plan assets for use in the plan's valuation in 2008 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                      ----------------------------------------------
                                               2007                    2006
                                      ---------------------   ----------------------
Pre-Medicare eligible claims........  9% down to 5% in 2012   10% down to 5% in 2012
Medicare eligible claims............  9% down to 5% in 2012   10% down to 5% in 2012


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total of service and interest cost
  components.........................................     $  314       $  (235)
Effect on accumulated postretirement benefit
  obligation.........................................     $2,372       $(1,827)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                                     DECEMBER
                                                          TARGET       31,
                                                          ------   -----------
                                                           2008    2007   2006
ASSET CATEGORY                                            ------   ----   ----
Equity securities.......................................     75%     75%    76%
Fixed maturity securities...............................     25%     25%    24%
                                                            ---     ---    ---
  Total.................................................    100%    100%   100%
                                                            ===     ===    ===



     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     In 2008, the Company expects to make contributions of $4 million to its pension plans, which includes $3 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. The Company uses its general assets to pay claims as they come due. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                            PENSION BENEFITS   OTHER POSTRETIREMENT BENEFITS
                                            ----------------   -----------------------------
                                                              (IN MILLIONS)
2008......................................         $ 4                      $--
2009......................................         $ 5                      $--
2010......................................         $ 5                      $--
2011......................................         $ 5                      $--
2012......................................         $ 6                      $--
2013 -- 2017..............................         $31                      $ 2


  SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $3 million, $2 million and $3 million to these plans during the years ended December 31, 2007, 2006 and 2005, respectively.

16.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. General American and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $106 million, $316 million and ($50) million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,280 million and $2,142 million at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the year ended December 31, 2007, the Company did not pay any dividends to GenAmerica. The Company paid $13 million for each of the years ended December 31, 2006 and 2005 in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2007, General American could pay to GenAmerica a stockholder dividend of $228 million without prior approval of the Director in 2008.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                              2007   2006  2005
                                                              ----  -----  ----
                                                                (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 22  $(115) $137
Income tax effect of holding gains (losses).................   (13)    38   (61)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    29     16   (35)
  Amortization of premiums and accretion of discounts
     associated with investments............................   (33)   (12)   (8)
Income tax effect...........................................     2     (1)   21
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................   (70)    18    42
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    42     (6)  (21)
                                                              ----  -----  ----
Net unrealized investment gains (losses)....................   (21)   (62)   75
Foreign currency translation adjustment.....................    60     11     3
Minimum pension liability adjustment........................    --      1     2
Defined benefit plans adjustment............................     1     --    --
                                                              ----  -----  ----
Other comprehensive income (loss)...........................  $ 40  $ (50) $ 80
                                                              ====  =====  ====



17.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $   10   $   21   $   39
Commissions.........................................     877      904      493
Interest and debt issue costs.......................     139       96       50
Amortization of DAC and VOBA........................     542      555      697
Capitalization of DAC...............................    (810)    (761)    (649)
Minority interest...................................     217      211      164
Insurance tax.......................................     267      239      186
Other...............................................      51       96      167
                                                      ------   ------   ------
  Total other expenses..............................  $1,293   $1,361   $1,147
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 8. See also Note 19 for discussion of affiliated expenses included in the table above.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments has been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2007
Assets:
  Fixed maturity securities......................              $17,317     $17,317
  Equity securities..............................              $   168     $   168
  Mortgage loans on real estate..................              $ 1,073     $ 1,088
  Policy loans...................................              $ 2,716     $ 2,716
  Short-term investments.........................              $   312     $   312
  Cash and cash equivalents......................              $   507     $   507
  Accrued investment income......................              $   185     $   185
  Mortgage loan commitments......................     $5       $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 6,034     $ 5,262
  Short-term debt -- affiliated..................              $    50     $    50
  Long-term debt.................................              $   628     $   638
  Collateral financing arrangements..............              $   850     $   761
  Junior subordinated debt securities............              $   399     $   356
  Shares subject to mandatory redemption.........              $   159     $   178
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,438     $ 1,438

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2006
Assets:
  Fixed maturity securities......................              $16,134     $16,134
  Equity securities..............................              $   210     $   210
  Mortgage loans on real estate..................              $   971     $   943
  Policy loans...................................              $ 2,664     $ 2,664
  Short-term investments.........................              $   435     $   435
  Cash and cash equivalents......................              $   357     $   357
  Accrued investment income......................              $   183     $   183
  Mortgage loan commitments......................     $20      $    --     $    --
  Commitments to fund bank credit facilities.....     $11      $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 5,739     $ 4,999
  Long-term debt.................................              $   408     $   443
  Collateral financing arrangements..............              $   850     $   850
  Junior subordinated debt securities............              $   399     $   400
Shares subject to mandatory redemption...........              $   159     $   226
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,642     $ 1,642


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM DEBT -- AFFILIATED, LONG-TERM DEBT, COLLATERAL FINANCING ARRANGEMENTS, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The carrying value for short-term debt -- affiliated approximates fair value due to the short-term duration of the instrument. The fair values of long-term debt, collateral financing arrangements, junior subordinated debt securities and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $44 million, $50 million and $60 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $5 million, $8 million and $16 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various additional agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions and distribution services. Expenses and (fees) related to these agreements and recorded in other expenses, were $11 million, $31 million and ($13) million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $1 million, $2 million and $10 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005, respectively. The Company received fees for this service of $26 million, $11 million and $4 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005.

     At December 31, 2007 and 2006, amounts due from affiliates were $32 million and $4 million, respectively, related to the net expenses discussed previously. These receivables exclude affiliated reinsurance balances discussed in Note 8.

     See Notes 3, 7, 8 and 9 for additional related party transactions.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements
    --------------------------------------------------------------------------

The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:


Statement of Assets and Liabilities as of December 31, 2007.

Statement of Operations for the year ended December 31, 2007.

Statements of Changes in Net Assets for the years ended December 31, 2007 and 2006.


Notes to Financial Statements.


The following consolidated financial statements of the Depositor and Subsidiaries are included in Part B of this Post-Effective Amendment on Form N-4:

Consolidated Balance Sheets as of December 31, 2007 and 2006.

Consolidated Statements of Income for the years ended December 31, 2007, 2006 and 2005.

Consolidated Statements of Stockholder's Equity for the years ended December 31, 2007, 2006 and 2005.

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005.


Notes to Consolidated Financial Statements.


(b) Exhibits
    --------------------------------------------------------------------------

(1) Resolutions of the Board of Directors of General American Life Insurance Company ("General American") authorizing establishment of the Separate Account (F16)

(2) Not Applicable

(3) (a) Form of Distribution Agreement (F3)

    (b) Form of Selling Agreement (F2)

    (c) Additional Form of Selling Agreement (MetLife Investors Distribution Company Retail Sales Agreement). (F17)

(4) (a) Form of tax sheltered group variable annuity contract (No. V82-300)
        (F10)

    (b) Form of tax sheltered individual variable annuity certificate (No. V82-301) (F10)

    (c) Form of variable annuity (tax qualified)(No. V82-400) (F10)

    (d) Form of individual variable annuity (non-tax qualified)(No. 10013)
        (F10)

    (e) Form of individual variable annuity (tax qualified)(No. 10014) (F10)

    (f) Form of tax sheltered group variable annuity contract (No. 10015)
        (F10)

    (g) Form of tax sheltered group variable annuity certificate (No. 10016)
        (F10)

    (h) Endorsement related to the reorganization of Separate Account (F16)

    (i) Form of endorsement relating to requirements of Section 408(b) (IRA's) Internal Revenue Code IRC (No. 1096900) (F9)

    (j) Form of endorsement allowing other Fund sponsors (No. 1098900) (F9)

    (k) Form of endorsement relating tax sheltered annuities, Section 403(b) IRC (No. 1098600) (F9)

    (l) Form of endorsement relating to tax sheltered annuities with employer contribution (No. 1098800) (F9)

    (m) Form of endorsement relating to the Unemployment Compensation Amendments (No. 1 E6) (F9)

(5)     Form of application (F5)


(6) (a) Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company (F11)

    (b) By-laws of General American (F12)

    (c) Certificate of Amendment and Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company February 21, 1997 as Amended September 10, 1997 Amended October 24, 2002 (F11)


    (d) General American Life Insurance Company Amended and Restated By-Laws
        Adopted: October 24, 2002. (F12)



    (e) Certificate of Amended and Restated Articles of Incorporation of General American Life Insurance Company as Amended September 10, 1997 Amended October 24, 2002 Amended June 16, 2004. (F18)


(7)     Not applicable

(8) (a) Amended and Restated Participation Agreement Among Variable Insurance Product Fund, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

    (b) Amended and Restated Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

    (c) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company (F14)

    (d) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and General American Life Insurance Company. (F17)

    (e) Amended and Restated Net Worth Maintenance Agreement by and between Metropolitan Life Insurance Company and General American Life Insurance Company. (F17)


    (f) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and General American Life Insurance Company. (F18)

    (g) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company. (filed herewith)



    (h) Participation Agreement Among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and General American Life Insurance Company. (F19)



    (i) Amendment and Assignment of Variable Insurance Products I's Participation Agreement, dated October 28, 1994, as amended, and Variable Insurance Products Fund II's Participation Agreement dated October 28, 1994, as amended, consented to by General American Life Insurance Company on June 20, 2007. (filed herewith)



(9)     Opinion of Counsel (F15)


(10) Consent of Independent Registered Public Accounting Firm. (filed herewith)


(11)    Not applicable

(12)    Not applicable

(13) (i) Powers of Attorney for Lisa M. Weber, Micheal K. Farrell, James L. Lipscomb, William J. Mullaney, Catherine A. Rein, Stanley J. Talbi, Micheal J. Vietri, William J. Wheeler, Anthon J. Willamson, Joseph
          J. Prochaska, Jr., and Charles V. Curcio. (F18)

     (ii) Power of Attorney for James J. Reilly. (filed herewith)



    (F2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to registration statement of General American Separate Account Eleven, File No. 033-10146.

    (F3) Incorporated herein by reference to Post-Effective Amendments No. 29 and 34 to this Registration Statement.

    (F5) Incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement.

    (F9) Incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement.

    (F10) Incorporated herein by reference to Post-Effective Amendment No. 43 to this Registration Statement.

    (F11) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iii) on June 9, 2003.

    (F12) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iv) on June 9, 2003.

    (F13) Incorporated herein by reference to Post-Effective Amendment No. 3 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-53477 (VUL 98), filed on April 28, 2000.

    (F14) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625 (Destiny), filed on May 1, 2001.

    (F15) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File Nos. 002-39272/811-02162, filed on April 29, 2003.

    (F16) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 50 on Form N-4 to the registration statement, File Nos. 002-39272/811-2162, filed on April 29, 2004.


    (F17) Incorporated herein by reference to Registrant's Post - Effective Amendment No. 53 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 27, 2006.




    (F18) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 54 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2007.



    (F19) Incorporated herein by reference to Post-Effective Amendment No. 5 on Form S-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-53477/811-04901 (VUL 98) filed as Exhibit 14(x) on April 30, 2002.



Item 25. Directors and Officers of the Depositor

Name and Principal Business Address    Positions and Offices with Depositor

Lisa M. Weber *(3)                   Chairman of the Board, President and
                                     Chief Executive Officer

Michael K. Farrell *(4)              Director

William J. Mullaney                  Director

James L. Lipscomb *(3)               Director




Stanley J. Talbi *(3)                Director

Michael J. Vietri *(7)               Director

William J. Wheeler *(3)              Director


Eric T. Steigerwalt *(3)             Director, Senior Vice President and
                                     Treasurer


Joseph J. Prochaska, Jr. *(3)        Executive Vice President and Chief
                                     Accounting Officer

Owenn L. Carr *(3)                   Senior Vice President and Assistant
                                     Secretary


William D. Cammarata *(9)            Senior Vice President

Name and Principal Business Address  Positions and Offices with Depositor

Stewart M. Ashkenazy *(3)            Vice President and Actuary

Kevin S. Finnegan *(3)               Vice President and Associate General
                                     Counsel

Daniel D. Jordan *(5)                Vice President and Secretary

William C. Lane *(1)                 Vice President and Associate General
                                     Counsel

Roberto Baron *(3)                   Vice President

Richard J. Barquist *(3)             Vice President

Charles V. Curcio *(6)               Vice President

Ignazio J. Greco *(3)                Vice President


Gregory M. Harrison *(3)             Vice President


Sebastian J. Janssen *(8)            Vice President

Andrew Kaniuk *(8)                   Vice President





Denis W. Kelly *(10)                 Vice President


Christopher A. Kremer *(5)           Vice President


James W. Koeger *(1)                 Vice President

Joseph J. Massimo *(9)               Vice President


Robert W. Morgan *(4)                Vice President

William Rhatigan *(8)                Vice President


James J. Reilly *(5)                 Vice President


Jonathan L. Rosenthal *(4)           Vice President and Chief Hedging
                                     Officer




Jeffrey N. Altman *(3)               Vice President


Marion J. Zeldin *(6)                Vice President and Actuary,
                                     Illustration Actuary


*The principal business address:

*(1) General American, 13045 Tesson Ferry Road, St. Louis, MO 63128.

*(2) General American, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017

*(3) MetLife, 1 MetLife Plaza, 27-01 Queens Plaza, North, Long Island City, NY 11101

*(4) MetLife, 10 Park Avenue, Morristown, NJ 07962

*(5) MetLife, 501 Boylston Street, Boston, MA 02116

*(6) MetLife, 501 Route 22, Bridgewater, NJ 08807

*(7) MetLife, 177 South Commons Drive, Aurora, IL 60504

*(8) MetLife, 485-B US Highway 1 South, Suite 420, Iselin, NJ 08830


*(9) MetLife, 18210 Crane Nest Dr., Tampa, FL 33647

*(10) MetLife, 1125 17th Street, Suite 1100, Denver, CO 80202


Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

   The Registrant is a separate account of General American Life Insurance Company, the Depositor, which is organized under the laws of Missouri. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company which is organized under the laws of state of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    MetLife Reinsurance Company of Vermont (VT)

      6.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     7.     Plaza Drive Properties, LLC (DE)

     8.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) MetA SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    MetLife Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      17. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      18. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      19. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      20.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      20.   Bond Trust Account A (MA)

      21.   MetLife Investments Asia Limited (Hong Kong).

      22. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      23. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      24.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      25.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Reinsurance Partners, Inc. (MO)

                              (iii) Parkway Reinsuarnce Company (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Atlantic Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia/Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv) RGA Services India Private Limited (India) - Reinsurance Group of America Incorporated owns 99% of RGA Services India Private Limited and RGA Holdings Limited owns 1%.

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      26.   Corporate Real Estate Holdings, LLC (DE)

      27. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      28.   MetLife Tower Resources Group, Inc. (DE)

      29.   Headland - Pacific Palisades, LLC (CA)

      30. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      31.   Krisman, Inc. (MO)

      32.   Special Multi-Asset Receivables Trust (DE)

      33.   White Oak Royalty Company (OK)

      34.   500 Grant Street GP LLC (DE)

      35. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      36.   MetLife Canada/MetVie Canada (Canada)

      37.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      38.   Euro CL Investments LLC (DE)

      39.   MEX DF Properties, LLC (DE)

      40. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      41.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      42.   Housing Fund Manager, LLC (DE)

      43. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

      44.   MTC Fund II, LLC (DE)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    MetLife Capital Trust IV (DE)

Y. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc. (Life Department)(Accident Department) The operations of the Accident Department have ceased as a result of the transfer of the worker's compensation business to an unrelated party.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    MetLife Canadian Property Ventures LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers International Investments Ltd. (Cayman Islands)

      17.   Euro TL Investments LLC (DE)

      18.   Corrigan TLP LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

      23.   MetLife Property Ventures Canada ULC (Canada)

Z.    MetLife Reinsurance Company of South Carolina (SC)

AA.   MetLife Investment Advisors Company, LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

CC.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

DD.   Soap Acquisition Corporation (NY)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 27. Number of Contract Owners


   As of January 31, 2007 there were 6,563 contract owners of qualified contracts and 2,039 contract owners of non-qualified contracts.


Item 28. Indemnification

   The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the

Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

   Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

   In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policy holders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:
"BE IT RESOLVED THAT

   1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

   2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

  (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. prior to December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):

   Met Investors Series Trust
   MetLife Investors USA Separate Account A
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Annuity Account Five
   MetLife Investors Variable Life Account One
   MetLife Investors Variable Life Account Five
   First MetLife Investors Variable Annuity Account One
   General American Separate Account Twenty-Eight
   General American Separate Account Twenty-Nine
   General American Separate Account Eleven
   Security Equity Separate Account Twenty-Six
   Security Equity Separate Account Twenty-Seven
   MetLife of CT Fund U for Variable Annuities
   MetLife of CT Fund BD for Variable Annuities
   MetLife of CT Fund BD II for Variable Annuities
   MetLife of CT Fund BD III for Variable Annuities
   MetLife of CT Fund BD IV for Variable Annuities
   MetLife of CT Fund ABD for Variable Annuities
   MetLife of CT Fund ABD II for Variable Annuities
   MetLife of CT Separate Account PF for Variable Annuities
   MetLife of CT Separate Account PF II for Variable Annuities
   MetLife of CT Separate Account QP for Variable Annuities
   MetLife of CT Separate Account QPN for Variable Annuities
   MetLife of CT Separate Account TM for Variable Annuities
   MetLife of CT Separate Account TM II for Variable Annuities
   MetLife of CT Separate Account Five for Variable Annuities
   MetLife of CT Separate Account Six for Variable Annuities
   MetLife of CT Separate Account Seven for Variable Annuities
   MetLife of CT Separate Account Eight for Variable Annuities
   MetLife of CT Separate Account Nine for Variable Annuities
   MetLife of CT Separate Account Ten for Variable Annuities
   MetLife of CT Fund UL for Variable Life Insurance
   MetLife of CT Fund UL II for Variable Life Insurance
   MetLife of CT Fund UL III for Variable Life Insurance
   MetLife of CT Variable Life Insurance Separate Account One
   MetLife of CT Variable Life Insurance Separate Account Two
   MetLife of CT Variable Life Insurance Separate Account Three
   Metropolitan Life Variable Annuity Separate Account I
   Metropolitan Life Variable Annuity Separate Account II
   MetLife of CT Separate Account Eleven for Variable Annuities
   MetLife of CT Separate Account Twelve for Variable Annuities
   MetLife of CT Separate Account Thirteen for Variable Annuities
   MetLife of CT Separate Account Fourteen for Variable Annuities
   MetLife Insurance Company of Connecticut Variable Annuity Separate Account
   2002
   MetLife Life and Annuity Company of Connecticut Variable Annuity Separate Account 2002

   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL
   Paragon Separate Account A
   Paragon Separate Account B
   Paragon Separate Account C
   Paragon Separate Account D
   Metropolitan Series Fund, Inc.
   Metropolitan Tower Life Separate Account One
   Metropolitan Tower Life Separate Account Two

  (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

NAME AND PRINCIPAL BUSINESS ADDRESS  POSITIONS AND OFFICES WITH UNDERWRITER
-----------------------------------  ---------------------------------------

Michael K. Farrell                    Director
10 Park Avenue
Morristown, NJ 07962


Craig W. Markham                      Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                    Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Paul A. Sylvester                     President, National Sales
10 Park Avenue                        Manager-Annuities & LTC
Morristown, NJ 07962

Elizabeth M. Forget                   Executive Vice President, Investment
260 Madison Avenue                    Fund Management & Marketing
New York, NY 10016

Paul A. LaPiana                       Executive Vice President, National
5 Park Plaza                          Sales Manager-Life
Suite 1900
Irvine, CA 92614

Richard C. Pearson                    Executive Vice President, General
5 Park Plaza                          Counsel and Secretary
Suite 1900
Irvine, CA 92614

Peter Gruppuso                        Vice President, Chief Financial Officer
485-E US Highway 1 South
Iselin, NJ 08830

Leslie Sutherland                     Senior Vice President, Channel
1 MetLife Plaza                       Head-Broker/Dealers
27-01 Queens Plaza North
Long Island City, NY 11101

Edward C. Wilson                      Senior Vice President, Channel
1 MetLife Plaza                       Head-Wirehouse
27-01 Queens Plaza North
Long Island City, NY 11101

Douglas P. Rodgers                    Senior Vice President, Channel Head-LTC
10 Park Avenue
Morristown, NJ 07962

Curtis Wohlers                        Senior Vice President, Channel
1 MetLife Plaza                       Head-Planners
27-01 Queens Plaza North
Long Island City, NY 11101

Myrna F. Solomon                      Senior Vice President, Channel
501 Boylston Street                   Head-Banks
Boston, MA 02116

Jeffrey A. Barker                     Senior Vice President, Channel
1 MetLife Plaza                       Head-Independent Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

NAME AND PRINCIPAL BUSINESS ADDRESS  POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------  ---------------------------------------

                                      Senior Vice President, Channel
Andrew Aiello                         Head-National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614


Jay S. Kaduson                        Senior Vice President
10 Park Avenue
Morristown, NJ 07962


Eric T. Steigerwalt                   Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101


Debora L. Buffington                  Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                         Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                           Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614



Deron J. Richens                      Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant                      Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros                      Vice President
260 Madison Avenue
New York, NY 10016

Charles M. Deuth                      Vice President, National Accounts
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

  (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                 (1)                         (2)             (3)          (4)         (5)
                                       Net Underwriting
                                        Discounts And   Compensation   Brokerage
Name of Principal Underwriter            Commissions    On Redemption Commissions Compensation
-------------------------------------- ---------------- ------------- ----------- ------------
MetLife Investors Distribution Company    $1,199,696         $0           $0           $0

       Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 30. Location of Accounts and Records

       All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

       (a) Registrant

       (b) Metropolitan Life Insurance Company, 200 Park Avenue, New York, New York 10166-0188

       (b) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614

Item 31. Management Services

       All management contracts are discussed in Part A or Part B.

Item 32. Undertakings and Representations

       (a) Registrant undertakes that it will file post-effective amendments to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

       (b) Registrant undertakes to include, as part of the application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

       (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to General American at the address or phone number listed in the prospectus.

       (d) Registrant represents that it is relying upon a "no-action" letter (No. P-6-88) issued to the American Council of Life Insurance concerning the conflict between the redeemability requirements of sections 22(e),

27(c)(1), and 27(d) of the Investment Company Act of 1940 and the limits on the redeemability of variable annuities imposed by section 403(b)(11) of the Internal Revenue Code. Registrant has included disclosure concerning the 403(b)(11) restrictions in its prospectus and sales literature, and established a procedure whereby each plan participant will sign a statement acknowledging these restrictions before the contract is issued. Sales representatives have been instructed to bring the restrictions to the attention of potential plan participants.

       (e) General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the city of St. Louis and State of Missouri this 22nd day of April 2008.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
(Registrant)

By: GENERAL AMERICAN LIFE INSURANCE COMPANY

By: /s/ William C. Lane
    -------------------------------------------------
    William C. Lane
    Vice President and Associate General Counsel

GENERAL AMERICAN LIFE INSURANCE COMPANY
(Depositor)

By: /s/ William C. Lane
    -------------------------------------------------
    William C. Lane
    Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 22, 2008.

/s/ Lisa M. Weber*                     Chairman of the Board, Chief Executive
-----------------------------          Officer, President and Director
Lisa M. Weber

/s/ Michael K. Farrell*                Director
-----------------------------
Michael K. Farrell

/s/ William J. Mullaney*               Director
-----------------------------
William J. Mullaney

/s/ James L. Lipscomb*                 Director
-----------------------------
James L. Lipscomb

/s/ Joseph J. Prochaska, Jr.*          Executive Vice President and Chief
-----------------------------          Accounting Officer
Joseph J. Prochaska, Jr.

/s/ Stanley J. Talbi*                  Director
-----------------------------
Stanley J. Talbi

/s/ Michael J. Vietri*                 Director
-----------------------------
Michael J. Vietri

/s/ William J. Wheeler*                Director
-----------------------------
William J. Wheeler

/s/ James J. Reilly*                   Vice President (principal financial
-----------------------------          officer)
James J. Reilly

-----------------------------          Senior Vice President, Treasurer and
Eric T. Steigerwalt                    Director

*By: /s/ Michele H. Abate
     --------------------------------
     Michele H. Abate, Attorney-In-Fact
     April 22, 2008

--------
* General American Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 54 (File Nos. 002-39272/811-02162) filed as Exhibit 13 on April 23, 2007, eccept for the power of attorney for James J. Reilly which is filed herewith.

                               INDEX TO EXHIBITS


Exhibit 8(g)   Metropolitan Series Fund, Inc. Participation Agreement

Exhibit 8(i) Amendment and Assignment of Variable Insurance Product Funds I's and Variable Insurance Product Funds II's Participation Agreement

Exhibit 10     Consent of Independent Registered Public Accounting Firm

Exhibit 13(ii) Power of Attorney for James J. Reilly